UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA	19087
(Address of chief executive offices)	(Zip code)

Clarence Kane Brenan

Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Kristin H. Ives, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000

Date of fiscal year end:	12/31/2022

Date of reporting period:	01/01/2022 – 12/31/2022

Item 1. Reports to Stockholders.

TIFF Investment Program
2022 Annual Report	December 31, 2022
About TIFF
Founded in 1991, TIFF seeks to improve the investment returns of endowed nonprofits and charitable organizations by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.
TIFF Mutual Fund
TIFF Investment Program (TIP) consists of one mutual fund, TIFF Multi-Asset Fund (MAF), a no-load mutual fund available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to MAF. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for MAF, as well as the all-important task of asset allocation.
Financial Statements
TIP is pleased to provide this Annual Report for the year ended December 31, 2022.
For Further Information
As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.
February 28, 2023

Copyright © 2023 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2022
Portfolio Management Review (Unaudited)
TIFF Multi-Asset Fund (“MAF” or the “Fund”) ended 2022 with an asset allocation of approximately 67% Equity-Oriented Assets, 22% Diversifying Strategies (primarily hedge funds), and 11% shorter-term Fixed Income (including cash). Modest changes to the Fund’s manager roster during the year, its slight allocation tilt in favor of Equity-Oriented Assets, a more moderate weighting toward China and a move toward normal weightings to other geographies were all part of MAF’s efforts to control portfolio volatility as it seeks to achieve its performance objective of exceeding CPI + 5% per annum over a majority of market cycles, net of expenses.
Performance Review
MAF returned -15.17% in calendar year 2022. This result underperformed the Fund’s primary benchmark of CPI + 5%, which returned 11.75% in 2022, due to a year of very tough equity and fixed income returns around the world coupled with another year of high inflation. 2022 was the first year since records started where US stocks and bonds both fell by more than 10%. MAF’s results lagged the Strategic Asset Allocation (formerly the Constructed Index or CI) which was down 13.48% for the year but beat the Passive 65/35 Index (65% ACWI/35% Bloomberg US Agg Bond Index), which lost 16.30%. MAF’s performance resulted in part from positive relative-to-benchmark performance by some of the Fund’s managers, and some modest tilts that positioned the portfolio attractively and added value. For complete, annualized performance data please see the table on page 4.
2022 was a very tough year for global equities with the MSCI All Country World Index losing 18.36% including dividends. The impacts of continued COVID eruptions caused economic concerns to ebb and flow throughout the year here at home as well as in different geographies. Throughout, however, global central banks continued to provide liquidity and governments generally enacted expansionary fiscal policies that kept economic growth positive and inflation above targets. Market returns were more variable than in some previous periods. For example, the implementation of a “shared prosperity” effort coupled with central government efforts to reign in debt and influence in the real estate and technology sectors constrained relative returns in Chinese equities. In local currency terms, the S&P 500 trailed most major developed world equity markets with a total return of -18.11% including dividends. In USD terms it also generally lagged while the FTSE (London Stock Exchange) was up in local currency terms, but -6.53% in USD terms due to the strong USD.
Fixed income produced a negative return for the year of -13.01% as measured by the Bloomberg US Agg Bond Index. This was only the second negative return since 2000 and resulted from investors’ growing concern that rising inflation might become engrained, rather than transitory as the Fed had previously suggested. Late in the year the Fed acknowledged that inflation may not be transitory and removed the term from their description. As we enter 2023 markets are grappling with this question, which will impact the pricing of all financial assets.
Hedge funds performed better than fixed income, but less well than many had hoped, losing 4.65% as measured by the HFRIFOF Index for the year. Overall, our allocation of 20% or so of the portfolio into hedge funds from fixed income was an important contributor in helping the fund to keep pace relative to its benchmarks.
MAF’s roster of equity managers had a challenging year, returning -20.45% vs -18.36% for the ACWI benchmark (NDUEACWF). Our allocations to Chinese equity managers underperformed primarily because of regional weakness, though alpha generation was about flat in total. Most other managers lagged their benchmarks, with those focused on growth typically having the most difficulty. On the positive side, our value-oriented managers outperformed ACWI as value stocks outperformed growth stocks by over 20% during the year. Overall, equities cost the portfolio 1.63% versus the benchmark. This is below what we expect from this segment of the portfolio. We do continue to see opportunities in equities and are currently pursuing individual situations that we believe could make this section of the portfolio stronger next year. Given our assumption that global economies will likely bottom sometime in 2023 we expect equities and our equity managers to provide positive returns, though equity market returns could be more volatile and “normal” corrections along the way are possible.
In 2022, MAF’s Diversifying Strategies segment returned -6.05% vs -4.65% for the HFRIFOF Index. Positive contributions from a diverse group of managers including healthcare, European long/short equities and market strategies were offset by weaker performance elsewhere in the portfolio. Coupled with small contributions from portfolio construction the overall contribution to the portfolio amounted to -0.32% compared to the hedge fund benchmarks, but a much more meaningful outperformance of ~7.0% vs the Bloomberg US Agg Bond Index. Overall, we are pleased with the roster of managers in the portfolio and in particular with the diversified nature of return streams they provide.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2022
Portfolio Management Review (Unaudited) (continued)
MAF’s Fixed Income segment produced a relatively modest negative return of -2.69% vs our specific low duration benchmark return of -4.80% and -13.01% for the Barclays US Agg. This modest positive relative performance coupled with a modest underweight to fixed income vs our benchmarks resulted in a net positive contribution to portfolio performance of 0.11%. The outperformance was because of our shorter duration which resulted in relatively muted price declines vs both our Strategic Asset Allocation and our benchmark. For most of the year we maintained a duration of approximately 1.7 years compared to 2.8 and ~6.4 for our comparison indices. In the fourth quarter we did extend portfolio duration modestly as the 10-year treasury yield broke above 4%. While we acknowledge the more attractive nominal yield today than a year ago, we continue to believe that relative value in fixed income is unattractive and unlikely to provide much help in meeting our long-term goals.
We made use of derivatives, as needed, for MAF in 2022, primarily using passive index futures to balance geographic exposures, maintain overall equity exposure, and manage liquidity. MAF invested in currency forwards and futures to keep fund-level exposure to given currencies (e.g., the Chinese yuan) within desired limits. In aggregate, this use of futures and forwards performed within expectations providing an overall positive impact on the Fund’s return. In addition to the use of forwards and futures, we and certain of MAF’s underlying separate account managers use derivatives (primarily total return swaps, currency forwards, and options) in executing MAF’s investment strategies. During 2022 such use had a positive impact on the Fund’s return of 0.49% from currency hedging and another 0.36% from other portfolio hedges.
In sum, MAF had a poor 2022 in terms of absolute returns, but given the difficult market environment, we are pleased to see it outperform the passive benchmark. The change in market dynamics from 2021 to 2022 was dramatic but overall, the Fund navigated the year better than the passive benchmark, though lagged its strategic asset allocation benchmark. After a poor relative Q1, we are also pleased that the Fund outperformed its benchmark in each of the last three quarters to pull ahead. As 2023 begins we expect some of the difficult cross currents of the past year to linger, though as the year progresses the investment backdrop could become more favorable. If inflation can be tamed without causing a recession (a difficult ask in our opinion) it could be a good year for most asset categories. If we do experience a recession, it could create additional volatility but ultimately set the stage for a clearer period afterwards. The large rise in yields and decline in equity valuations could be good starting points for forward returns. If a potential recession proved deeper than expected, it could lead to worse equity returns than expected. We will continue to endeavor to protect capital until the outlook becomes clearer. Geographically, we have modest underweights to the US and Europe, balanced with modest overweights to Australia and China. For now, the Russian invasion of Ukraine is still expected to keep upward pressure on energy prices, though the mild winter thus far has proven a mitigant to these fears. Hopefully a resolution can be forged that will stop the human suffering before it gets even worse. The disappointment of Xi Jinping inserting many of his most loyal colleagues in top positions of power has given way to more positive news from China about lifting the zero Covid ban. This has boosted the Chinese markets meaningfully from their October lows thru year end. If the re-opening continues as expected it could further benefit our Chinese investments in 2023. Also, a cessation of the Russia/Ukraine war would likely give a surprise boost to global markets. The dramatic outperformance of value vs growth stocks (20%+) is not expected to repeat, though we will continue to try and keep our equity holdings balanced to this factor. As always, we will remain focused on the Fund’s manager roster and make upgrades when opportunities arise. As mentioned, we are pursuing potential opportunities with managers where we believe MAF can be improved but remain pleased overall with our manager roster and will only make changes expected to help performance. We do not currently anticipate major changes in MAF’s overall positioning.
Conclusion
We look forward to 2023 with optimism. We are hopeful that the world can finally put COVID behind us and become more peaceful this year. If so, then, as the year progresses the investment backdrop could improve. We are confident that our manager roster is robust, and our team is fully engaged and well prepared to meet the upcoming market environment.
As always, we value the trust you have placed in us, and we sincerely appreciate the opportunity to help your organization achieve its financial goals. We wish you and the world a healthier and happier 2023.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2022

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF’s website at www.tiff.org. MAF segment or category returns reflect the deduction of management fees earned by relevant managers but not the deduction of other fees and expenses of the fund. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details. One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses. Manager exposures and the performance described above may be achieved via separate accounts, via funds offered by such managers, or via swap.
The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, and below investment grade bonds; and engages in shortselling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaudited)Total return for the periods ended 12/31/22
	Calendar Year 2022	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Multi-Asset Fund	(15.17)%	4.17%	3.73%	5.31%	7.17%	583.77%
65/35 Mix	(16.30)%	1.97%	3.70%	5.72%	6.36%	454.29%
CPI + 5% per annum	11.75%	10.13%	8.95%	7.71%	7.56%	657.10%
MAF Constructed Index	(13.59)%	3.43%	4.41%	5.29%	6.76%	515.55%
MSCI ACW Index	(18.36)%	4.00%	5.22%	7.97%	6.86%	531.05%
Bloomberg US Aggregate Bond Index	(13.01)%	(2.71)%	0.02%	1.06%	4.50%	239.47%
See Index Descriptions starting on page 52 for details and descriptions of MAF Indices.
Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2021 was 1.51% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2021, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2022.
Commencement of operations was March 31, 1995. Prior to December 1, 2021, MAF received entry fees on purchases and exit fees on redemptions; thus, fund performance for periods prior to December 1, 2021, reflects those fees’ impact.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2022
Performance of a $2,500,000 Investment Ten year period ended 12/31/22
See Index Descriptions starting on pages 52 for details and descriptions of MAF Indices.
Past performance is not a guarantee of future results.
The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2022
Summary Schedule of Investments (Unaudited)
US Common Stocks	35.4%
Foreign Common Stocks	32.1%
Private Investment Funds	13.6%
Repurchase Agreement	6.6%
Exchange-Traded Funds (ETFs)	6.5%
US Treasury Bonds/Notes	5.2%
US Treasury Bills	5.1%
Unaffiliated Investment Company	0.9%
Preferred Stocks	0.3%
Participation Notes	0.2%
Purchased Option Contracts	0.2%
Corporate Bonds	0.2%
Warrants	0.0%
Rights	0.0%
Convertible Bonds	0.0%
Disputed Claims Receipt	0.0%
Total Investments	106.3%
Securities Sold Short	(11.5)%
Other Assets in Excess of Other Liabilities	5.2%
Net Assets	100.0%
Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2022
Fund Expenses
As a shareholder of a fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Including Expenses for Securities Sold Short*			Excluding Expenses for Securities Sold Short*
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During the Period** 7/1/22 – 12/31/22	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During the Period** 7/1/22 – 12/31/22
1) Actual	$1,000.00	$1,023.40	$6.17	$1,000.00	$1,023.40	$4.95
2) Hypothetical	$1,000.00	$1,019.11	$6.16	$1,000.00	$1,020.32	$4.94

*
Expenses on Securities Sold Short include dividends and interest on securities sold short and broker fees on securities sold short.

**
Expenses are equal to the fund’s annualized expense ratio of 1.21% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding expenses for securities sold short, expenses incurred by the fund were 0.97%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2022
Financial Highlights
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
For a share outstanding throughout each period
Net asset value, beginning of year	$16.22	$16.71	$14.22	$12.02	$14.53
Income (loss) from investment operations
Net investment income (loss) (a)	0.03	0.01	(0.14)	0.12	0.12
Net realized and unrealized gain (loss) on investments	(2.49)	2.03	2.75	2.05	(1.63)
Total from investment operations	(2.46)	2.04	2.61	2.17	(1.51)
Less distributions from
Net investment income	—	(0.24)	—	—	(0.25)
Net realized gains	(1.28)	(2.29)	(0.15)	—	(0.67)
Return of capital	—	—	—	—	(0.10)
Total distributions	(1.28)	(2.53)	(0.15)	—	(1.02)
Entry/exit fee per share (a)	—	—	0.03	0.03	0.02
Net asset value, end of year	$12.48	$16.22	$16.71	$14.22	$12.02
Total return (b)	(15.17)%	12.46%	18.57%(c)	18.39%	(10.27)%
Ratios/supplemental data
Net assets, end of year (000s)	$1,247,979	$1,582,109	$1,563,172	$1,912,954	$2,498,944
Ratio of expenses to average net assets (d)	1.14%	0.92%	2.22%(e)	1.00%	0.78%
Ratio of expenses to average net assets, excluding expenses for securities sold short (d)	0.88%	0.72%	1.92%(e)	0.78%	0.72%
Ratio of net investment income (loss) to average net assets	0.22%	0.05%	(0.97)%	0.92%	0.85%
Portfolio turnover	143%	87%	146%	114%	66%

(a)
Calculation based on average shares outstanding.

(b)
Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund prior to December 1, 2021; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

(e)
Certain money managers have generated exceedingly strong positive performance relative to their respective benchmarks. The expense ratio for the year ended December 31, 2020 includes performance fees earned by those money managers representing 1.11% of the expense ratio.

See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Investments — 106.2% of net assets
Common Stocks — 67.5%
US Common Stocks — 35.4%
Aerospace & Defense — 0.5%
AeroVironment, Inc. (a)	6,223	$533,062
Axon Enterprise, Inc. (a) (b)	523	86,782
General Dynamics Corp. (b)	3,748	929,916
Howmet Aerospace, Inc. (b)	3,086	121,619
Huntington Ingalls Industries, Inc.	2,063	475,893
Lockheed Martin Corp. (b)	2,156	1,048,873
Raytheon Technologies Corp. (b)	8,113	818,764
Spirit AeroSystems Holdings, Inc., Class A (b)	173	5,121
Textron, Inc. (b)	6,659	471,457
TransDigm Group, Inc. (b)	2,402	1,512,420
		6,003,907
Air Freight & Logistics — 0.0%
FedEx Corp. (b)	2,087	361,468
Airlines — 0.2%
Alaska Air Group, Inc. (a)	11,703	502,527
Delta Air Lines, Inc. (a)	10,392	341,481
SkyWest, Inc. (a)	65,403	1,079,803
Southwest Airlines Co. (a)	9,889	332,963
United Airlines Holdings, Inc. (a)	1,939	73,100
		2,329,874
Auto Components — 0.1%
Adient plc (a) (b)	14,141	490,551
Dorman Products, Inc. (a)	4,997	404,107
Goodyear Tire & Rubber Co. (The) (a)	64,737	657,081
Lear Corp. (b)	2,382	295,416
		1,847,155
Automobiles — 0.3%
Ford Motor Co.	30,205	351,284
General Motors Co.	34,344	1,155,332
Tesla, Inc. (a) (b)	9,794	1,206,425
Thor Industries, Inc. (b)	6,270	473,323
		3,186,364
Banks — 0.8%
Associated Banc-Corp.	19,959	460,853
Bancorp, Inc. (The) (a)	12,725	361,135
Bank of America Corp. (b)	7,552	250,122
Cathay General Bancorp	7,159	292,016
Citigroup, Inc. (b)	53,753	2,431,248
Comerica, Inc.	2,436	162,847
First Horizon Corp.	1,630	39,935
First Republic Bank	5,557	677,343
FNB Corp./PA	12,137	158,388
Fulton Financial Corp.	18,989	319,585
Hancock Whitney Corp.	5,370	259,854
JPMorgan Chase & Co. (b)	6,322	847,780
PacWest Bancorp	17,453	400,546
Prosperity Bancshares, Inc.	416	30,235
Texas Capital Bancshares, Inc. (a)	1,537	92,696
	Number of Shares	Value
UMB Financial Corp.	4,604	$384,526
Umpqua Holdings Corp.	19,716	351,931
US Bancorp	3,245	141,514
Washington Federal, Inc.	11,745	394,045
Wells Fargo & Co. (b)	49,448	2,041,708
Wintrust Financial Corp.	2,357	199,214
Zions Bancorp NA	5,067	249,094
		10,546,615
Beverages — 0.8%
Boston Beer Co., Inc. (The), Class A (a) (b)	1,482	488,349
Brown-Forman Corp., Class B	66,090	4,340,791
Coca-Cola Consolidated, Inc.	1,214	622,005
PepsiCo, Inc.	25,857	4,671,326
		10,122,471
Biotechnology — 0.4%
Amgen, Inc. (b)	2,436	639,791
Biogen, Inc. (a)	869	240,644
BioMarin Pharmaceutical, Inc. (a)	2,217	229,437
Exelixis, Inc. (a)	17,045	273,402
Gilead Sciences, Inc. (b)	12,577	1,079,735
Halozyme Therapeutics, Inc. (a)	3,106	176,731
Horizon Therapeutics plc (a)	747	85,009
Incyte Corp. (a)	7,866	631,797
IVERIC bio, Inc. (a)	23,412	501,251
Moderna, Inc. (a)	2,566	460,905
PTC Therapeutics, Inc. (a)	1,131	43,170
Regeneron Pharmaceuticals, Inc. (a) (b)	318	229,434
		4,591,306
Building Products — 0.2%
Advanced Drainage Systems, Inc. (b)	2,863	234,680
Armstrong World Industries, Inc. (b)	4,548	311,947
AZEK Co., Inc. (The) (a)	6,764	137,445
Builders FirstSource, Inc. (a)	13,234	858,622
Masco Corp. (b)	8,363	390,301
Owens Corning	9,982	851,465
Zurn Elkay Water Solutions Corp.	9,042	191,238
		2,975,698
Capital Markets — 0.7%
Affiliated Managers Group, Inc.	2,015	319,236
Ameriprise Financial, Inc.	1,473	458,648
Bank of New York Mellon Corp. (The)	8,124	369,805
BlackRock, Inc. (b)	1,724	1,221,678
Blackstone, Inc. (b)	27,199	2,017,894
Charles Schwab Corp. (The) (b)	8,306	691,558
Evercore, Inc., Class A	1,393	151,948
Focus Financial Partners, Inc., Class A (a)	221	8,237
Goldman Sachs Group, Inc. (The) (b)	1,911	656,199
Hamilton Lane, Inc., Class A	1,170	74,740
Interactive Brokers Group, Inc., Class A	4,503	325,792
Intercontinental Exchange, Inc.	5,627	577,274

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Invesco, Ltd.	11,876	$213,649
Jefferies Financial Group, Inc.	6,099	209,074
Moelis & Co., Class A	6,987	268,091
S&P Global, Inc. (b)	1,948	652,463
State Street Corp.	1,651	128,068
Stifel Financial Corp.	1,228	71,678
Virtu Financial, Inc., Class A	23,611	481,901
		8,897,933
Chemicals — 0.6%
Axalta Coating Systems, Ltd. (a)	7,765	197,774
Celanese Corp. (b)	4,736	484,209
CF Industries Holdings, Inc.	11,486	978,607
Chemours Co. (The)	19,121	585,485
Dow, Inc. (b)	8,030	404,632
Eastman Chemical Co.	3,833	312,159
Ecolab, Inc. (b)	2,703	393,449
Element Solutions, Inc.	11,136	202,564
Huntsman Corp.	22,692	623,576
Ingevity Corp. (a)	6,011	423,415
LyondellBasell Industries NV, Class A (b)	12,695	1,054,066
Mosaic Co. (The)	27,700	1,215,199
Olin Corp.	781	41,346
Perimeter Solutions SA (a)	11,515	105,247
Stepan Co.	1,887	200,890
Westlake Corp.	480	49,219
		7,271,837
Commercial Services & Supplies — 0.2%
Brink’s Co. (The)	7,380	396,380
Clean Harbors, Inc. (a) (b)	1,853	211,464
Driven Brands Holdings, Inc. (a) (b)	6,500	177,515
GEO Group, Inc. (The) (a)	83,552	914,894
IAA, Inc. (a)	447	17,880
Tetra Tech, Inc. (b)	2,113	306,787
Waste Management, Inc. (b)	4,538	711,921
		2,736,841
Communications Equipment — 0.5%
Ciena Corp. (a)	7,641	389,538
Cisco Systems, Inc. (b)	44,837	2,136,035
CommScope Holding Co., Inc. (a)	28,709	211,011
Harmonic, Inc. (a)	147,509	1,932,368
Juniper Networks, Inc.	12,718	406,467
Lumentum Holdings, Inc. (a)	18,114	945,007
Viavi Solutions, Inc. (a)	46,990	493,865
		6,514,291
Construction & Engineering — 0.2%
Dycom Industries, Inc. (a)	15,031	1,406,902
EMCOR Group, Inc.	3,125	462,844
Great Lakes Dredge & Dock Corp. (a)	167	994
MDU Resources Group, Inc. (b)	8,453	256,464
WillScot Mobile Mini Holdings Corp. (a)	4,197	189,578
		2,316,782

	Number of Shares	Value
Construction Materials — 0.0%
Eagle Materials, Inc.	1,312	$174,299
Consumer Finance — 0.3%
Ally Financial, Inc.	43,503	1,063,648
Bread Financial Holdings, Inc.	16,443	619,243
Capital One Financial Corp.	2,519	234,166
Discover Financial Services	3,013	294,762
Navient Corp.	65,844	1,083,134
Synchrony Financial	1,904	62,566
		3,357,519
Containers & Packaging — 0.2%
Ardagh Metal Packaging SA	115,963	557,782
Berry Global Group, Inc.	4,957	299,552
International Paper Co.	5,778	200,092
Sealed Air Corp.	1,007	50,229
Westrock Co.	25,145	884,098
		1,991,753
Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions, Inc. (a)	3,198	201,794
Grand Canyon Education, Inc. (a)	1,069	112,950
H&R Block, Inc.	6,219	227,056
		541,800
Diversified Financial Services — 0.4%
Apollo Global Management, Inc.	12,395	790,677
Artemis Strategic Inv Corp. (a) (c) (d) (e)	7,600	62,077
Berkshire Hathaway, Inc., Class B (a) (b)	10,695	3,303,685
Northern Genesis Acquisition Corp. III, Class A (a)	48,000	481,920
Swiftmerge Acquisition Corp. (a) (c) (d) (e)	6,943	56,266
		4,694,625
Diversified Telecommunication Services — 0.3%
Anterix, Inc. (a)	958	30,819
AT&T, Inc. (b)	116,407	2,143,053
Liberty Latin America, Ltd., Class C (a)	25,092	190,699
Lumen Technologies, Inc.	178,540	931,979
Verizon Communications, Inc. (b)	10,786	424,968
		3,721,518
Electric Utilities — 0.1%
NRG Energy, Inc. (b)	19,274	613,299
Electrical Equipment — 0.2%
EnerSys	4,006	295,803
Generac Holdings, Inc. (a)	2,816	283,459
Regal Rexnord Corp. (b)	6,197	743,516
Vertiv Holdings Co.	49,994	682,918
Vicor Corp. (a)	8,078	434,192
		2,439,888

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Electronic Equipment, Instruments & Components — 0.4%
Arrow Electronics, Inc. (a)	11,021	$1,152,466
Belden, Inc.	2,735	196,647
Cognex Corp.	2,722	128,233
Flex, Ltd. (a)	21,276	456,583
IPG Photonics Corp. (a)	1,649	156,111
Keysight Technologies, Inc. (a)	1,780	304,505
Richardson Electronics, Ltd.	316	6,740
ScanSource, Inc. (a)	5,663	165,473
TD SYNNEX Corp.	2,838	268,787
Vishay Intertechnology, Inc.	37,440	807,581
Vontier Corp.	46,165	892,369
		4,535,495
Energy Equipment & Services — 0.2%
Baker Hughes Co.	15,559	459,457
ChampionX Corp.	8,030	232,790
Halliburton Co.	29,192	1,148,705
Helix Energy Solutions Group, Inc. (a)	17,380	128,264
Schlumberger, Ltd. (b)	6,806	363,849
Select Energy Services, Inc., Class A	60,477	558,807
Solaris Oilfield Infrastructure, Inc., Class A	14,707	146,041
		3,037,913
Entertainment — 0.5%
Activision Blizzard, Inc. (b)	13,164	1,007,704
Netflix, Inc. (a) (b)	9,398	2,771,282
Take-Two Interactive Software, Inc. (a)	13,516	1,407,421
Walt Disney Co. (The) (a) (b)	3,703	321,717
Warner Bros Discovery, Inc. (a)	58,117	550,949
Warner Music Group Corp., Class A	5,775	202,241
		6,261,314
Equity Real Estate — 0.7%
Alexander & Baldwin, Inc. (a)	6,943	130,042
American Tower Corp. (b)	9,808	2,077,923
Douglas Emmett, Inc.	58,020	909,754
EPR Properties (b)	9,110	343,629
Equinix, Inc.	619	405,464
Essex Property Trust, Inc. (b)	659	139,655
Franklin Street Properties Corp.	69,192	188,894
Gaming and Leisure Properties, Inc.	6,622	344,940
Highwoods Properties, Inc.	22,700	635,146
Hudson Pacific Properties, Inc.	48,582	472,703
JBG SMITH Properties (b)	3,510	66,620
Kilroy Realty Corp. (b)	20,531	793,934
Lamar Advertising Co., Class A (b)	279	26,338
Medical Properties Trust, Inc. (b)	32,003	356,513
National Storage Affiliates Trust (b)	3,379	122,050
Orion Office REIT, Inc.	11,693	99,858
Park Hotels & Resorts, Inc. (b)	18,929	223,173
Prologis, Inc. (b)	5,301	597,582
Sabra Health Care REIT, Inc. (b)	10,166	126,363
SBA Communications Corp. (b)	940	263,491
Uniti Group, Inc.	22,147	122,473
	Number of Shares	Value
VICI Properties, Inc.	15,013	$486,421
Vornado Realty Trust (b)	2,899	60,328
		8,993,294
Food & Staples Retailing — 0.2%
Albertsons Cos., Inc., Class A	561	11,635
Andersons, Inc. (The) (b)	485	16,970
BJ’s Wholesale Club Holdings, Inc. (a) (b)	4,315	285,481
Kroger Co. (The) (b)	22,669	1,010,584
Performance Food Group Co. (a) (b)	9,053	528,605
US Foods Holding Corp. (a)	1,320	44,906
		1,898,181
Food Products — 0.6%
Darling Ingredients, Inc. (a) (b)	9,095	569,256
Ingredion, Inc.	753	73,741
Kraft Heinz Co. (The) (b)	24,070	979,890
McCormick & Co., Inc.	58,387	4,839,698
Pilgrim’s Pride Corp. (a)	9,071	215,255
Seaboard Corp.	7	26,426
Tyson Foods, Inc., Class A (b)	22,258	1,385,561
		8,089,827
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories (b)	9,249	1,015,448
Align Technology, Inc. (a) (b)	2,713	572,172
AtriCure, Inc. (a)	3,429	152,179
DENTSPLY SIRONA, Inc.	742	23,625
Envista Holdings Corp. (a)	8,114	273,198
IDEXX Laboratories, Inc. (a)	7,751	3,162,098
Masimo Corp. (a)	1,114	164,816
Paragon 28, Inc. (a)	2,018	38,564
QuidelOrtho Corp. (a)	3,234	277,057
Stryker Corp.	18,404	4,499,594
		10,178,751
Health Care Providers & Services — 1.3%
AdaptHealth Corp. (a)	3,341	64,214
Cardinal Health, Inc. (b)	8,618	662,466
Centene Corp. (a) (b)	6,261	513,465
Cigna Corp. (b)	6,422	2,127,865
CVS Health Corp. (b)	33,285	3,101,829
Elevance Health, Inc. (b)	2,366	1,213,687
Enhabit, Inc. (a)	57,835	761,108
HCA Healthcare, Inc. (b)	5,399	1,295,544
HealthEquity, Inc. (a)	1,442	88,885
Humana, Inc. (b)	226	115,755
Laboratory Corp. of America Holdings (b)	1,210	284,931
Molina Healthcare, Inc. (a) (b)	915	302,151
Oak Street Health, Inc. (a)	54,123	1,164,186
Option Care Health, Inc. (a)	4,164	125,295
Progyny, Inc. (a)	13,379	416,756
Quest Diagnostics, Inc. (b)	713	111,542
R1 RCM, Inc. (a)	95,732	1,048,265
Tenet Healthcare Corp. (a)	18,125	884,319

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
UnitedHealth Group, Inc. (b)	2,044	$1,083,688
Universal Health Services, Inc., Class B (b)	2,326	327,710
US Physical Therapy, Inc.	5,195	420,951
		16,114,612
Hotels, Restaurants & Leisure — 1.3%
Aramark (b)	6,290	260,028
Booking Holdings, Inc. (a) (b)	5,538	11,160,621
Caesars Entertainment, Inc. (a) (b)	12,480	519,168
Chipotle Mexican Grill, Inc. (a) (b)	692	960,143
Expedia Group, Inc. (a) (b)	21,243	1,860,887
Marriott Vacations Worldwide Corp. (b)	376	50,606
Planet Fitness, Inc., Class A (a) (b)	3,235	254,918
Starbucks Corp. (b)	5,427	538,358
Texas Roadhouse, Inc.	283	25,739
Travel + Leisure Co.	19,692	716,789
Vail Resorts, Inc. (b)	1,706	406,625
		16,753,882
Household Durables — 0.4%
GoPro, Inc., Class A (a)	86,940	432,961
KB Home	9,048	288,179
Lennar Corp., Class A (b)	4,022	363,991
NVR, Inc. (a) (b)	56	258,304
PulteGroup, Inc. (b)	8,092	368,429
Sonos, Inc. (a) (b)	72,958	1,232,990
Taylor Morrison Home Corp. (a)	20,820	631,887
Tempur Sealy International, Inc. (b)	4,408	151,327
Toll Brothers, Inc.	19,431	969,996
Whirlpool Corp. (b)	3,181	449,984
		5,148,048
Household Products — 0.4%
Church & Dwight Co., Inc.	58,096	4,683,118
Colgate-Palmolive Co. (b)	5,830	459,346
		5,142,464
Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	19,748	567,952
Altus Power, Inc. (a)	69,744	454,731
		1,022,683
Industrial Conglomerates — 0.2%
3M Co. (b)	5,102	611,832
General Electric Co. (b)	9,435	790,559
Honeywell International, Inc. (b)	3,741	801,696
		2,204,087
Insurance — 0.5%
American International Group, Inc.	33,817	2,138,587
Assurant, Inc. (b)	2,608	326,156
Brown & Brown, Inc. (b)	3,065	174,613
CNO Financial Group, Inc.	33,775	771,759
Fidelity National Financial, Inc.	11,620	437,144
First American Financial Corp.	6,759	353,766
Hartford Financial Services Group, Inc. (The)	2,343	177,670
Lincoln National Corp. (b)	12,097	371,620
	Number of Shares	Value
Old Republic International Corp.	15,871	$383,284
ProAssurance Corp. (b)	12,727	222,341
Reinsurance Group of America, Inc.	974	138,396
Travelers Companies, Inc. (The)	1,310	245,612
Unum Group	19,957	818,836
		6,559,784
Interactive Media & Services — 2.3%
Alphabet, Inc., Class A (a) (b)	189,349	16,706,262
Alphabet, Inc., Class C (a) (b)	17,600	1,561,648
IAC, Inc. (a)	33,074	1,468,486
Match Group, Inc. (a)	3,329	138,120
Meta Platforms, Inc., Class A (a) (b)	74,223	8,931,996
Pinterest, Inc., Class A (a)	608	14,762
TripAdvisor, Inc. (a)	6,235	112,105
Ziff Davis, Inc. (a)	2,788	220,531
		29,153,910
Internet & Direct Marketing Retail — 1.6%
Amazon.com, Inc. (a) (b)	235,974	19,821,816
eBay, Inc. (b)	10,854	450,115
Vivid Seats, Inc., Class A (a) (b)	12,888	94,083
		20,366,014
IT Services — 4.0%
Amdocs, Ltd.	6,217	565,125
Automatic Data Processing, Inc.	26,311	6,284,646
Block, Inc. (a) (b)	3,718	233,639
Broadridge Financial Solutions, Inc.	3,440	461,407
Cloudflare, Inc., Class A (a)	110,614	5,000,859
Cognizant Technology Solutions Corp., Class A (b)	7,178	410,510
DXC Technology Co. (a)	33,159	878,714
Fidelity National Information Services, Inc. (b)	16,033	1,087,839
Fiserv, Inc. (a) (b)	97,570	9,861,400
FleetCor Technologies, Inc. (a)	3,109	571,061
Gartner, Inc. (a) (b)	474	159,330
Global Payments, Inc. (b)	7,029	698,120
GoDaddy, Inc., Class A (a) (b)	4,183	312,972
Jack Henry & Associates, Inc.	2,159	379,034
Kyndryl Holdings, Inc. (a)	50,893	565,930
Mastercard, Inc., Class A (b)	29,580	10,285,853
MongoDB, Inc. (a)	1,007	198,218
PayPal Holdings, Inc. (a) (b)	3,989	284,097
Repay Holdings Corp. (a)	72,546	583,995
Sabre Corp. (a) (f)	69,289	428,206
SS&C Technologies Holdings, Inc. (b)	32,324	1,682,787
VeriSign, Inc. (a) (b)	295	60,605
Verra Mobility Corp. (a)	139,623	1,930,986
Visa, Inc., Class A (b)	29,156	6,057,451
Western Union Co. (The)	40,230	553,967
WEX, Inc. (a)	1,195	195,562
		49,732,313
Leisure Products — 0.1%
Brunswick Corp. (b)	1,004	72,368
Malibu Boats, Inc., Class A (a)	7,650	407,745

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Mattel, Inc. (a) (b)	10,870	$193,921
Polaris, Inc. (b)	4,354	439,754
Topgolf Callaway Brands Corp. (a) (b)	2,102	41,515
		1,155,303
Life Sciences Tools & Services — 1.7%
Avantor, Inc. (a)	3,729	78,645
Bio-Rad Laboratories, Inc., Class A (a)	1,191	500,804
Illumina, Inc. (a)	1,272	257,198
Maravai LifeSciences Holdings, Inc., Class A (a)	10,518	150,513
Mettler-Toledo International, Inc. (a)	2,881	4,164,341
Sotera Health Co. (a)	31,704	264,094
Syneos Health, Inc. (a)	36,784	1,349,237
Thermo Fisher Scientific, Inc. (b)	16,465	9,067,111
Waters Corp. (a)	17,312	5,930,745
		21,762,688
Machinery — 0.5%
AGCO Corp. (b)	874	121,215
Allison Transmission Holdings, Inc.	36,290	1,509,664
Crane Holdings Co. (b)	4,880	490,196
Donaldson Co., Inc.	200	11,774
Enerpac Tool Group Corp.	14,262	362,968
Franklin Electric Co., Inc. (b)	4,409	351,618
Gates Industrial Corp. plc (a)	41,050	468,380
Hyster-Yale Materials Handling, Inc.	8,031	203,265
Kennametal, Inc.	16,510	397,230
Lindsay Corp.	454	73,934
Otis Worldwide Corp.	25,075	1,963,623
PACCAR, Inc. (b)	171	16,924
Stanley Black & Decker, Inc.	366	27,494
Terex Corp.	8,557	365,555
Timken Co. (The) (b)	3,342	236,179
Xylem, Inc. (b)	2,035	225,010
		6,825,029
Marine — 0.0%
Kirby Corp. (a) (b)	7,429	478,056
Media — 0.2%
Altice USA, Inc., Class A (a)	227,118	1,044,743
Charter Communications, Inc., Class A (a) (b)	877	297,391
Comcast Corp., Class A (b)	30,458	1,065,116
		2,407,250
Metals & Mining — 0.4%
Cleveland-Cliffs, Inc. (a)	33,658	542,230
Haynes International, Inc.	2,443	111,621
Nucor Corp.	670	88,313
Perpetua Resources Corp. (a)	128,781	376,040
Reliance Steel & Aluminum Co.	4,086	827,170
Royal Gold, Inc.	13,726	1,547,195
Steel Dynamics, Inc.	4,502	439,845
United States Steel Corp.	44,034	1,103,052
		5,035,466
Mortgage Real Estate Investment — 0.0%
Dynex Capital, Inc.	33,007	419,849

	Number of Shares	Value
Multiline Retail — 0.1%
Macy’s, Inc. (b)	45,868	$947,174
Oil, Gas & Consumable Fuels — 1.4%
Antero Resources Corp. (a) (b)	18,204	564,142
APA Corp.	26,842	1,252,985
Cheniere Energy, Inc. (b)	1,657	248,484
Chesapeake Energy Corp.	5,612	529,604
Chevron Corp. (b)	514	92,258
Coterra Energy, Inc.	13,671	335,896
CVR Energy, Inc.	6,158	192,992
EOG Resources, Inc. (b)	5,250	679,980
EQT Corp.	14,665	496,117
Exxon Mobil Corp. (b)	21,929	2,418,769
Marathon Oil Corp.	23,172	627,266
Marathon Petroleum Corp.	8,218	956,493
Matador Resources Co.	1,602	91,698
Occidental Petroleum Corp.	7,151	450,442
Ovintiv, Inc.	12,778	647,972
PDC Energy, Inc.	11,028	700,057
Phillips 66	5,123	533,202
Pioneer Natural Resources Co. (b)	1,576	359,943
Range Resources Corp.	100,497	2,514,435
Southwestern Energy Co. (a)	445,910	2,608,574
Texas Pacific Land Corp.	84	196,915
Valero Energy Corp.	5,849	742,004
		17,240,228
Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	198	11,722
Personal Products — 0.4%
Estee Lauder Companies, Inc. (The), Class A	18,764	4,655,536
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co. (b)	4,507	324,279
Elanco Animal Health, Inc. (a)	18,367	224,445
Eli Lilly & Co. (b)	2,849	1,042,278
Johnson & Johnson (b)	7,207	1,273,116
Merck & Co., Inc. (b)	6,402	710,302
Pfizer, Inc. (b)	57,619	2,952,397
Viatris, Inc.	74,406	828,139
		7,354,956
Professional Services — 0.2%
Dun & Bradstreet Holdings, Inc. (b)	55,793	684,022
Huron Consulting Group, Inc. (a)	4,822	350,077
KBR, Inc. (b)	3,908	206,343
ManpowerGroup, Inc. (b)	8,005	666,096
TransUnion (b)	5,571	316,154
		2,222,692
Real Estate Management & Development — 0.1%
Howard Hughes Corp. (The) (a)	1,544	117,992
St. Joe Co. (The)	17,577	679,351
Zillow Group, Inc., Class C (a)	4,103	132,158
		929,501

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Road & Rail — 0.1%
Avis Budget Group, Inc. (a)	461	$75,572
Knight-Swift Transportation Holdings, Inc.	2,886	151,255
Landstar System, Inc. (b)	1,204	196,132
Ryder System, Inc.	172	14,374
Schneider National, Inc., Class B	13,635	319,059
Uber Technologies, Inc. (a) (b)	23,409	578,905
XPO, Inc. (a)	2,446	81,427
		1,416,724
Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc. (a) (b)	1,957	126,755
Ambarella, Inc. (a)	6,879	565,660
Applied Materials, Inc. (b)	4,408	429,251
Broadcom, Inc. (b)	2,961	1,655,584
Impinj, Inc. (a)	2,089	228,077
Intel Corp. (b)	53,680	1,418,762
Lam Research Corp.	1,545	649,364
MACOM Technology Solutions Holdings, Inc. (a)	932	58,697
Marvell Technology, Inc.	16,481	610,456
Microchip Technology, Inc.	6,215	436,604
Micron Technology, Inc.	697	34,836
NVIDIA Corp. (b)	792	115,743
ON Semiconductor Corp. (a)	1,484	92,557
Onto Innovation, Inc. (a)	530	36,088
PDF Solutions, Inc. (a)	4,791	136,639
Qorvo, Inc. (a)	8,758	793,825
QUALCOMM, Inc. (b)	7,880	866,327
Semtech Corp. (a)	39,308	1,127,747
Synaptics, Inc. (a)	6,079	578,478
Universal Display Corp.	1,402	151,472
		10,112,922
Software — 3.7%
ACI Worldwide, Inc. (a)	27,899	641,677
Adobe, Inc. (a) (b)	19,404	6,530,028
Aspen Technology, Inc. (a)	1,221	250,793
Autodesk, Inc. (a) (b)	622	116,233
Bentley Systems, Inc., Class B	4,084	150,945
Box, Inc., Class A (a)	12,243	381,125
Cadence Design Systems, Inc. (a) (b)	1,856	298,148
Clearwater Analytics Holdings, Inc., Class A (a)	5,037	94,444
CommVault Systems, Inc. (a)	1,328	83,451
Crowdstrike Holdings, Inc., Class A (a)	33,612	3,539,007
Datadog, Inc., Class A (a)	89,080	6,547,380
DocuSign, Inc. (a)	14,665	812,734
Dropbox, Inc., Class A (a)	8,660	193,811
Fair Isaac Corp. (a)	876	524,356
Freshworks, Inc., Class A (a)	79,314	1,166,709
Gen Digital, Inc.	24,561	526,342
Intuit, Inc. (b)	471	183,323
Microsoft Corp. (b)	52,193	12,516,925
N-Able, Inc. (a)	51,252	526,871
NCR Corp. (a)	27,293	638,929
	Number of Shares	Value
New Relic, Inc. (a)	25,182	$1,421,524
Olo, Inc., Class A (a)	97,272	607,950
Oracle Corp. (b)	12,209	997,964
Paycom Software, Inc. (a)	428	132,813
Paylocity Holding Corp. (a)	2,291	445,050
Pegasystems, Inc.	22,984	786,972
PowerSchool Holdings, Inc., Class A (a)	3,363	77,618
RingCentral, Inc., Class A (a)	15,907	563,108
Salesforce, Inc. (a) (b)	13,139	1,742,100
ServiceNow, Inc. (a) (b)	2,635	1,023,091
Smartsheet, Inc., Class A (a)	633	24,915
Sumo Logic, Inc. (a)	16,115	130,531
Teradata Corp. (a)	19,052	641,290
Varonis Systems, Inc. (a)	9,114	218,189
VMware, Inc., Class A (a) (b)	730	89,615
Workday, Inc., Class A (a) (b)	5,263	880,658
Zoom Video Communications, Inc., Class A (a)	2,631	178,224
Zscaler, Inc. (a)	828	92,653
		45,777,496
Specialty Retail — 0.4%
AutoNation, Inc. (a)	9,994	1,072,356
Bath & Body Works, Inc. (b)	9,585	403,912
Best Buy Co., Inc. (b)	2,708	217,209
Burlington Stores, Inc. (a) (b)	2,449	496,559
Destination XL Group, Inc. (a)	57,911	390,899
Lithia Motors, Inc. (b)	1,509	308,953
Lowe’s Cos., Inc. (b)	1,797	358,034
National Vision Holdings, Inc. (a) (b)	3,689	142,986
RH (a) (b)	47	12,558
Williams-Sonoma, Inc. (b)	8,439	969,810
		4,373,276
Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc. (b)	62,498	8,120,365
Dell Technologies, Inc., Class C	10,225	411,249
Western Digital Corp. (a)	24,740	780,547
Xerox Holdings Corp.	12,401	181,055
		9,493,216
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands, Inc. (b)	20,510	130,443
NIKE, Inc., Class B	35,364	4,137,942
PVH Corp. (b)	10,990	775,784
Skechers USA, Inc., Class A (a) (b)	5,664	237,605
		5,281,774
Tobacco — 0.5%
Altria Group, Inc. (b)	2,104	96,174
Philip Morris International, Inc.	56,418	5,710,066
		5,806,240
Trading Companies & Distributors — 0.2%
Air Lease Corp.	20,932	804,207
Core & Main, Inc.Class A (a)	16,019	309,327
GMS, Inc. (a)	5,589	278,332

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
MSC Industrial Direct Co., Inc., Class A	226	$18,464
United Rentals, Inc. (a) (b)	1,359	483,016
Univar Solutions, Inc. (a)	16,822	534,940
		2,428,286
Water Utilities — 0.1%
American Water Works Co., Inc. (b)	2,238	341,116
Essential Utilities, Inc.	5,473	261,226
York Water Co. (The)	2,174	97,787
		700,129
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc. (a) (b)	10,620	1,486,800
Total US Common Stocks (Cost $457,361,238)		440,752,128
Foreign Common Stocks — 32.1%
Australia — 0.4%
Newcrest Mining, Ltd.	360,559	5,026,923
Bermuda — 0.0%
Axis Capital Holdings, Ltd.	5,951	322,366
RenaissanceRe Holdings, Ltd.	541	99,668
		422,034
Brazil — 0.2%
Centrais Eletricas Brasileiras SA	239,100	1,907,422
XP, Inc., Class A (a)	27,892	427,863
		2,335,285
Canada — 4.5%
ABC Technologies Holdings, Inc.	170,500	685,022
Agnico Eagle Mines, Ltd.	13,100	680,736
Algoma Steel Group, Inc.	38,275	242,663
ARC Resources, Ltd.	12,800	172,526
Arena Minerals, Inc. (a)	827,900	342,411
Aris Mining Corp.	211,140	522,392
Artemis Gold, Inc. (a)	300,161	973,196
Bear Creek Mining Corp. (a) (f)	319,151	177,961
Brookfield Asset Management, Ltd., Class A (a)	1	21
Brookfield Corp., Class A	24,238	762,527
Cameco Corp.	81,168	1,840,078
Canadian Pacific Railway, Ltd. (b)	12,695	946,920
Cargojet, Inc.	7,500	644,479
CES Energy Solutions Corp.	150,000	305,761
Dollarama, Inc.	12,100	707,680
Dundee Corp., Class A (a)	405,126	424,874
Enerplus Corp.	31,000	547,193
Equinox Gold Corp. (a) (f)	499,223	1,633,351
Equinox Gold Corp. (a)	39,327	128,993
FG Acquisition Corp., Class A (a)	32,300	319,770
First Quantum Minerals, Ltd.	14,700	307,137
Fission Uranium Corp. (a) (f)	1,263,500	746,529
GFL Environmental, Inc. (b)	8,595	251,232
goeasy, Ltd.	11,500	904,117
IAMGOLD Corp. (a)	635,923	1,640,681
International Tower Hill Mines, Ltd. (a)	376,174	159,949
Ivanhoe Electric, Inc. (a)	18,205	221,191
	Number of Shares	Value
Ivanhoe Mines, Ltd., Class A (a) (f)	118,369	$935,412
K92 Mining, Inc. (a)	127,100	719,983
Labrador Iron Ore Royalty Corp.	1,200	29,761
Lithium Americas Corp. – NYSE Shares (a)	47,433	898,855
Lithium Americas Corp. (a)	13,100	248,358
Lundin Gold, Inc.	77,400	756,279
Lycos Energy, Inc. (a)	676,738	304,882
Maple Leaf Foods, Inc.	39,000	704,247
MEG Energy Corp. (a)	44,970	626,059
New Gold, Inc. (a)	54,269	53,184
NexGen Energy, Ltd. (a) (f)	300,061	1,327,449
Northern Dynasty Minerals, Ltd. (a) (f)	752,336	166,692
Northern Dynasty Minerals, Ltd. – NYSE Shares (a) (f)	338,909	74,831
Novagold Resources, Inc. (a)	164,203	981,934
Open Text Corp.	30,200	894,848
Osisko Gold Royalties, Ltd.	16,042	193,627
Osisko Green Acquisition Ltd. – Founders shares (a) (c) (d) (e)	15,000	86,411
Osisko Green Acquisition, Ltd., Class A (a)	61,900	445,735
Pan American Silver Corp. (f)	83,327	1,360,064
Parkit Enterprise, Inc. (a)	423,700	391,156
Pasofino Gold, Ltd. (a)	61,000	18,021
Pet Valu Holdings, Ltd.	29,600	855,427
Quebecor, Inc., Class B	34,600	771,728
Ritchie Bros Auctioneers, Inc.	10,900	629,608
Rogers Communications, Inc., Class B	15,500	725,432
Sabina Gold & Silver Corp. (a)	662,736	650,989
Sandstorm Gold, Ltd.	7,688	40,439
Seabridge Gold, Inc. (a)	101,511	1,274,510
Seabridge Gold, Inc. – NYSE Shares (a)	45,036	566,553
Shaw Communications, Inc., Class B	75,700	2,180,987
Shopify, Inc., Class A (a)	9,900	343,722
Shopify, Inc., Class A (a)	233,198	8,094,303
Solaris Resources, Inc. (a)	87,000	413,796
Solaris Resources, Inc. – Reg S shares (a) (e) (g)	16,600	78,954
Somerset Energy Partners Corp. (a) (c) (d) (e)	130,200	28,848
Spin Master Corp. (h)	28,100	691,501
Sprott Physical Uranium Trust (a)	231,205	2,703,084
Sprott, Inc. (f)	15,232	506,683
Sprott, Inc.	11,561	385,328
SSR Mining, Inc.	65,000	1,018,550
Sucro Holdings LLC (a) (c) (d) (e)	8,700	97,987
Summit Industrial Income REIT	51,600	864,700
Teck Resources, Ltd., Class B	22,100	835,197
Tourmaline Oil Corp.	7,600	383,480
TransAlta Corp.	89,300	798,688
Trillion Energy International, Inc. (a)	206,900	67,235
Western Copper & Gold Corp. (a) (f)	113,792	202,540
Wheaton Precious Metals Corp.	73,998	2,891,842
WSP Global, Inc.	7,149	829,421
		56,438,710

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
China — 9.2%
Advanced Micro-Fabrication Equipment, Inc. China, Class A (a)	34,155	$481,425
Agora, Inc. – ADR (a)	1,700	6,647
Alibaba Group Holding, Ltd. (a)	440,200	4,860,321
ANTA Sports Products Ltd.	118,000	1,547,054
Baidu, Inc. – SPADR (a) (b)	1,970	225,329
Beijing Kingsoft Office Software, Inc., Class A	2,800	106,274
Beijing New Building Materials plc, Class A	713,951	2,653,775
Bilibili, Inc., Class Z (a) (f)	297,940	7,093,571
Bilibili, Inc. – SPADR (a)	122,900	2,911,501
CGN Power Co., Ltd., Class H (h)	9,330,000	2,215,737
China Communications Services Corp., Ltd., Class H	2,326,000	844,484
China Merchants Bank Co., Ltd., Class A	714,000	3,828,453
China Pacific Insurance Group Co., Ltd., Class A	714,044	2,519,325
China Pacific Insurance Group Co., Ltd., Class H	825,200	1,822,239
Didi Global, Inc. – ADR (a)	113,100	359,658
Dongguan Yiheda Automation Co., Ltd., Class A	88,045	832,892
Eve Energy Co., Ltd., Class A	190,199	2,406,268
Guangshen Railway Co., Ltd., Class H (a)	3,456,000	637,631
Haidilao International Holding, Ltd. (a) (h)	187,300	537,708
Haier Smart Home Co., Ltd., Class A	875,000	3,080,615
Hangzhou SF Intra-City Industrial Co., Ltd., Class H (a) (h)	133,000	127,806
Huayu Automotive Systems Co., Ltd., Class A	635,069	1,583,580
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	1,246,500	5,542,704
JD Health International, Inc. (a) (h)	245,819	2,248,073
JD Logistics, Inc. (a) (h)	258,000	499,902
JD.com, Inc. – ADR (b)	8,328	467,451
Jiangsu Eastern Shenghong Co., Ltd., Class A	793,586	1,484,247
Jiangsu Hengrui Pharmaceuticals Co., Ltd., Class A	119,648	663,340
Jingjin Equipment, Inc., Class A	174,600	737,683
KE Holdings, Inc. – ADR (a)	617,000	8,613,320
Kuaishou Technology (a) (h)	51,900	465,395
Kweichow Moutai Co., Ltd., Class A	15,100	3,736,576
Luxshare Precision Industry Co., Ltd., Class A	833,000	3,807,282
Meituan, Class B (a) (h)	191,834	4,241,715
Midea Group Co., Ltd., Class A	580,483	4,311,846
Milkyway Chemical Supply Chain Service Co., Ltd., Class A	119,000	1,993,896
Minth Group, Ltd.	102,000	274,888
Ninestar Corp., Class A	150,000	1,114,573
Pinduoduo, Inc. – ADR (a)	14,200	1,158,010
Sany Heavy Industry Co., Ltd., Class A	400,000	909,395
Satellite Chemical Co., Ltd., Class A	1,590,508	3,541,993
SG Micro Corp.,Class A	63,994	1,589,085
	Number of Shares	Value
Shandong Hualu Hengsheng Chemical Co., Ltd., Class A	398,000	$1,896,676
Shanghai Electric Group Co., Ltd., Class H (a)	2,464,000	553,535
Shenzhen Dynanonic Co., Ltd., Class A	16,000	528,685
Shenzhen Inovance Technology Co., Ltd., Class A	206,969	2,069,972
Shenzhou International Group Holdings, Ltd.	135,800	1,528,135
Sinoma Science & Technology Co., Ltd., Class A	158,776	488,784
Sinopec Engineering Group Co., Ltd.,Class H	628,000	276,004
Sinopharm Group Co., Ltd., Class H	142,000	360,115
Suzhou Maxwell Technologies Co., Ltd., Class A	16,264	963,790
TCL Zhonghuan Renewable Energy Technology Co., Ltd., Class A	237,974	1,283,366
Tencent Holdings, Ltd.	24,700	1,049,804
Vipshop Holdings, Ltd. – ADR (a)	22,100	301,444
Wanhua Chemical Group Co., Ltd., Class A	428,800	5,711,901
Wuxi Biologics Cayman, Inc. (a) (h)	145,500	1,117,013
Xianhe Co., Ltd., Class A	213,876	937,765
Yunnan Energy New Material Co., Ltd., Class A	206,933	3,909,643
Zhejiang Jiemei Electronic & Technology Co., Ltd., Class A	174,559	708,225
Zhejiang Jingsheng Mechanical & Electrical Co., Ltd., Class A	158,923	1,453,666
Zhejiang Shuanghuan Driveline Co., Ltd., Class A	341,954	1,252,259
ZTO Express Cayman, Inc. (f)	25,253	685,687
		115,160,136
Denmark — 1.6%
Ascendis Pharma A/S – ADR (a)	1,906	232,780
Coloplast A/S, Class B	27,390	3,209,249
H Lundbeck A/S	1,497,213	5,609,539
Novo Nordisk A/S, Class B	83,944	11,366,014
		20,417,582
Finland — 0.6%
Nanoform Finland plc (a)	502,524	1,773,528
Nordea Bank Abp	262,616	2,815,976
Sampo Oyj, Shares – A	43,401	2,269,365
		6,858,869
France — 1.0%
Carrefour SA	34,734	581,172
Constellium SE (a)	32,573	385,339
L’Oreal SA	16,479	5,911,723
LVMH Moet Hennessy Louis Vuitton SE	7,160	5,201,346
		12,079,580
Germany — 0.0%
BASF SE	5,366	266,391
Hong Kong — 0.7%
CECEP COSTIN New Materials Group, Ltd. (a) (d) (e)	1,736,000	—

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Changgang Dunxin Enterprise Co., Ltd. (a) (d) (e)	4,640,000	$—
CK Hutchison Holdings, Ltd.	287,000	1,722,957
First Pacific Co., Ltd.	1,796,000	536,182
Hi Sun Technology China, Ltd. (a) (f)	2,871,000	312,008
Hong Kong Exchanges & Clearing, Ltd.	14,597	630,811
Hua Han Health Industry Holdings, Ltd. (a) (d) (e)	6,984,000	—
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	234,864
Shangri-La Asia, Ltd. (a)	470,145	385,237
Sino Biopharmaceutical, Ltd.	4,511,916	2,642,184
Super Hi International Holding, Ltd. (a) (f)	18,729	23,851
Swire Pacific, Ltd., Class A	140,500	1,232,248
United Laboratories International Holdings, Ltd. (The)	84,000	52,438
WH Group, Ltd. (h)	1,287,500	749,037
		8,521,817
Ireland — 0.2%
Accenture plc, Class A (b)	2,624	700,188
AerCap Holdings NV (a)	14,381	838,700
Medtronic plc (b)	12,670	984,712
		2,523,600
Israel — 0.2%
Check Point Software Technologies, Ltd. (a)	4,013	506,280
CyberArk Software, Ltd. (a)	2,464	319,458
Global-e Online, Ltd. (a)	1,895	39,113
JFrog, Ltd. (a)	11,472	244,698
Nice Ltd. – SPADR (a)	1,937	372,485
Playtika Holding Corp. (a)	100,707	857,016
		2,339,050
Japan — 6.8%
Amano Corp.	213,400	3,918,018
Azbil Corp.	41,300	1,045,817
BML, Inc.	120,000	3,036,633
Bunka Shutter Co., Ltd. (f)	195,600	1,638,133
DTS Corp.	35,900	806,951
Ezaki Glico Co., Ltd. (f)	140,200	3,855,972
Fukuda Corp.	11,200	378,413
Fukuda Denshi Co., Ltd. (f)	12,200	423,818
Fukushima Galilei Co., Ltd.	26,100	829,248
H.U. Group Holdings, Inc.	137,200	2,991,631
Hakuhodo DY Holdings, Inc.	338,800	3,431,533
Hitachi, Ltd.	98,000	4,931,835
Hogy Medical Co., Ltd. (f)	143,600	3,702,199
Icom, Inc.	16,500	350,488
Inpex Corp.	50,400	537,797
Japan Petroleum Exploration Co., Ltd.	21,500	631,332
Kamigumi Co., Ltd.	40,400	821,799
Kato Sangyo Co., Ltd.	23,400	625,640
KYORIN Holdings, Inc.	74,300	967,059
Medipal Holdings Corp.	24,900	328,125
Mitsubishi Corp.	33,700	1,090,253
Mitsubishi Estate Co., Ltd. (f)	237,200	3,069,533
	Number of Shares	Value
Mitsui & Co., Ltd.	39,000	$1,134,014
Mitsui Fudosan Co., Ltd.	170,600	3,116,681
Morinaga & Co., Ltd.	140,500	4,198,750
Nintendo Co., Ltd.	42,000	1,758,775
Nippon Densetsu Kogyo Co., Ltd.	9,400	111,141
Nohmi Bosai, Ltd.	43,600	521,781
Noritz Corp. (f)	75,000	817,703
OKUMA Corp.	94,200	3,330,509
Raito Kogyo Co., Ltd.	57,600	827,033
Ryosan Co., Ltd.	9,600	205,937
Secom Co., Ltd.	65,800	3,753,587
Sekisui Jushi Corp.	2,300	32,670
Seven Bank, Ltd. (a) (f)	1,668,100	3,329,799
Shibuya Corp. (f)	29,300	507,911
Sinko Industries, Ltd.	67,700	743,709
SK Kaken Co., Ltd.	8,000	2,529,717
Sumitomo Warehouse Co., Ltd. (The) (f)	291,700	4,318,456
Suzuken Co., Ltd.	51,700	1,400,414
Tachi-S Co., Ltd.	21,700	182,152
Takeuchi Manufacturing Co., Ltd.	172,300	3,781,826
TKC Corp.	18,200	495,046
Toei Co., Ltd.	33,800	4,544,287
Toho Holdings Co., Ltd.	42,000	701,200
TV Asahi Holdings Corp.	257,700	2,611,456
West Japan Railway Co.	17,300	755,091
		85,121,872
Kazakhstan — 0.3%
Halyk Savings Bank of Kazakhstan JSC – GDR (g)	100,459	1,118,212
NAC Kazatomprom JSC – GDR (g)	30,434	855,510
NAC Kazatomprom JSC – GDR, 144A Shares (h)	73,742	2,075,100
		4,048,822
Lebanon — 0.0%
Solidere – ADR (a) (d) (e) (g)	38,451	351,250
Malaysia — 0.0%
Genting Plantations Bhd	800	1,162
Oriental Holdings BHD	198,500	305,977
		307,139
Malta — 0.5%
Kambi Group plc (a)	348,477	6,330,319
Mexico — 0.0%
Controladora Vuela Cia de Aviacion SAB de CV – ADR (a)	15,379	128,568
Netherlands — 0.1%
Argenx SE – ADR (a)	491	186,006
NXP Semiconductors NV	2,004	316,692
		502,698
Puerto Rico — 0.1%
Popular, Inc.	8,095	536,860
Russia — 0.0%
Etalon Group plc – GDR (a) (d) (e) (g)	599,848	—

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Etalon Group plc – GDR – LSE Shares (a) (d) (e) (g)	84,223	$—
Federal Grid Co. Unified Energy System PJSC (a) (d) (e)	1,019,443,892	—
Gazprom PJSC (d) (e)	1,409,587	—
Lenta International Co. PJSC – GDR (a) (d) (e)	351,208	—
LSR Group PJSC (a) (d) (e)	96,020	—
Moscow Exchange MICEX-RTS PJSC (a) (d) (e)	798,487	—
Polyus PJSC – GDR (a) (d) (e) (g)	34,231	—
RusHydro PJSC (d) (e)	354,557,380	—
Sberbank of Russia PJSC (a) (d) (e)	688,194	—
VTB Bank PJSC (a) (d) (e)	2,650,300,990	—
		—
Singapore — 0.3%
First Resources, Ltd.	1,008,300	1,115,265
Golden Agri-Resources, Ltd.	12,521,700	2,334,745
Yoma Strategic Holdings, Ltd. (a) (f)	3,695,700	323,088
		3,773,098
South Africa — 0.3%
Gold Fields, Ltd.	111,594	1,154,968
Harmony Gold Mining Co., Ltd. – SPADR (f)	379,207	1,289,304
Impala Platinum Holdings, Ltd.	110,037	1,375,769
		3,820,041
South Korea — 1.2%
DL E&C Co., Ltd. (a)	13,338	358,786
GS Holdings Corp. (a)	7,549	262,630
Hana Financial Group, Inc.	28,553	955,406
Hankook & Company (a)	75,241	833,972
Hyundai Department Store Co., Ltd. (a)	23,227	1,088,463
Korea Electric Power Corp. (a)	77,039	1,333,656
Korea Electric Power Corp. – SPADR (a) (f)	106,105	916,747
Korean Reinsurance Co. (a)	87,480	472,202
KT Corp. (a)	7,023	188,231
KT Corp. – SPADR (a) (f)	291,935	3,941,123
LG Corp. (a)	25,823	1,603,738
LG Uplus Corp.	264,369	2,318,325
Lotte Chemical Corp. (a)	4,239	594,172
LX Holdings Corp. (a)	2,467	16,544
Magnachip Semiconductor Corp. (a)	8,767	82,322
PHA Co. Ltd. (a)	23,013	128,669
		15,094,986
Spain — 0.2%
Amadeus IT Group SA (a)	45,988	2,371,603
Sri Lanka — 0.0%
Hemas Holdings plc	1,337,560	205,667
Sweden — 2.2%
Alleima AB (a)	1	4
Atlas Copco AB, Shares – B	220,942	2,360,622
	Number of Shares	Value
Boule Diagnostics AB	180,978	$261,476
Elanders AB, Shares – B	57,450	827,118
Electrolux Professional AB, Class B	229,112	960,217
Fortnox AB	412,866	1,879,778
Greater Than AB (a)	235,318	1,867,246
Hexagon AB, Shares – B	42,143	442,997
Infant Bacterial Therapeutics AB (a)	51,471	246,129
Investor AB, Shares – B	263,812	4,784,831
Karnov Group AB (a)	109,596	615,648
Nibe Industrier AB, Shares – B	77,241	722,282
Nolato AB, Shares – B	190,342	1,001,021
Skandinaviska Enskilda Banken AB, Class A	492,494	5,667,744
SKF AB, Class B	38,044	582,195
Spotify Technology SA (a)	10,090	796,605
Viaplay Group AB (a)	227,474	4,334,582
		27,350,495
Switzerland — 0.1%
Chubb, Ltd. (b)	1,830	403,698
Credit Suisse Group AG – SPADR	250,581	761,766
		1,165,464
Taiwan — 0.1%
Taiwan Semiconductor Manufacturing Co., Ltd. – SPADR (b)	10,811	805,311
Thailand — 0.0%
Kasikornbank PCL	62,900	147,007
Ukraine — 0.1%
Astarta Holding plc (a)	45,135	210,010
Kernel Holding SA (a)	135,910	543,047
MHP SE – GDR – OTC Shares (a) (g)	236,097	884,740
		1,637,797
United Kingdom — 1.2%
Atlassian Corp., Class A (a)	40,160	5,167,789
Clarivate plc (a)	173,911	1,450,418
Diageo plc	88,637	3,914,147
Gabriel Resources, Ltd. (a)	1,962,000	434,712
Janus Henderson Group plc	7,795	183,338
Liberty Global plc,Class C (a)	28,213	548,178
Linde plc (b)	4,026	1,313,201
nVent Electric plc	6,063	233,243
Stolt-Nielsen, Ltd.	10,151	279,287
Yellow Cake plc (a) (h)	253,896	1,145,330
		14,669,643
Uruguay — 0.0%
Dlocal, Ltd./Uruguay (a)	8,938	139,165
Total Foreign Common Stocks (Cost $451,190,408)		400,897,782
Total Common Stocks (Cost $908,551,646)		841,649,910

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Principal Amount	Value
Participation Notes — 0.2%
UBS AG, Beijing Kingsoft Office Software, Inc., Equity Linked Notes, Expiring 10/26/23 (China) (a) (e)	$17,400	$662,014
UBS AG, Nanjing Bestway Intelligent Control Technology Co., Ltd., Equity Linked Notes, Expiring 12/06/23 (China) (a) (e)	63,453	681,839
UBS AG, TKD Science and Technology Co., Ltd., Equity Linked Notes, Expiring 01/17/23 (China) (a) (e)	366,912	1,070,382
Total Participation Notes (Cost $3,613,175)		2,414,235
	Number of Contracts	Value
Rights — 0.0%
Lotte Chemical Corp., Expiring 01/20/23 (South Korea) (a) (e)	848	23,807
Pan American Silver Corp., Expiring 02/22/29 (Canada) (a) (e)	367,492	209,838
Total Rights (Cost $77,784)		233,645
Warrants — 0.0%
Alpha Lithium Corp., Expiring 12/10/23 (Canada) (a) (e)	32,800	3,500
American Lithium Corp., Expiring 11/03/23 (Canada) (a) (e)	27,900	9,769
American Pacific Mining Corp., Expiring 12/13/23 (Canada) (a) (e)	30,550	175
Aretto Wellness, Inc., Expiring 03/05/24 (Canada) (a)	5,197	58
Ascot Resources, Ltd., Expiring 03/08/24 (Canada) (a) (e)	63,350	3,485
Bigg Digital Assets, Inc., Expiring 04/16/23 (Canada) (a) (e)	34,150	6
Cardiol Therapeutics, Inc., Expiring 11/05/24 (Canada) (a) (e)	7,900	625
Critical Elements Lithium Corp., Expiring 12/03/23 (Canada) (a) (e)	26,350	5,790
Cypress Development Corp., Expiring 03/22/24 (Canada) (a) (e)	63,100	3,334
Cypress Development Corp., Expiring 02/04/24 (Canada) (a) (e)	37,100	538
Denilson Mines Corp., Expiring 03/22/23 (Canada) (a) (e)	30,700	144
Entourage Health Corp., Expiring 03/12/23 (Canada) (a)	150,400	555
Esports Technology, Inc., Expiring 11/30/26 (United States) (a) (c) (e)	30,162	6,558
FG Acquisition Corp., Expiring 04/05/30 (Canada) (a)	16,150	20,188
Givex Corp., Expiring 11/25/23 (Canada) (a) (e)	30,000	1,413
Gold Mountain Mining Corp., Expiring 06/24/23 (Canada) (a) (e)	13,950	—
Gryphon Digital Mining, Inc., Expiring 06/30/24 (United States) (a) (c) (d) (e)	10,298	308
Hive Blockchain Technologies, Ltd., Expiring 05/30/24 (Canada) (a)	20,100	1,484
Nevada Copper Corp., Expiring 05/29/23 (Canada) (a)	73,900	273
	Number of Contracts	Value
Northern Genesis Acquisition Corp. III, Expiring 12/31/27 (United States) (a)	12,000	$1,007
Numinus Wellness, Inc., Expiring 03/19/23 (Canada) (a)	30,550	226
Organigram Holdings, Inc., Expiring 11/12/23 (Canada) (a) (e)	45,000	1,776
Osisko Green Acquisition, Ltd., Expiring 09/08/29 (Canada) (a)	30,000	5,207
Osisko Green Acquisition, Ltd., Expiring 09/07/26 (Canada) (a) (c) (d) (e)	33,552	4,659
Rambler Metals & Mining plc, Expiring 01/13/26 (United Kingdom) (a) (e)	9,834	—
Revive Therapeutics, Ltd., Expiring 02/12/24 (Canada) (a) (e)	85,700	1,204
Royal Helium, Ltd., Expiring 01/10/26 (Canada) (a) (e)	1,538,400	158,973
Royal Helium, Ltd., Expiring 06/08/23 (Canada) (a)	291,500	10,764
Saturn Oil & Gas, Inc., Expiring 06/04/23 (Canada) (a)	404,100	4,477
Somerset Energy Partners Corp., Expiring 04/08/24 (Canada) (a) (c) (d) (e)	130,200	1,186
Sucro Holdings LLC, Expiring 01/28/23 (Canada) (a) (c) (d) (e)	8,700	—
Sun Summit Minerals Corp., Expiring 07/29/23 (Canada) (a) (e)	30,550	18
Swiftmerge Acquisition Corp., Expiring 12/15/26 (United States) (a) (c) (e)	9,258	680
The Valens Co., Inc., Expiring 01/29/24 (Canada) (a) (e)	43,100	471
The Valens Co., Inc., Expiring 06/01/24 (Canada) (a) (e)	37,950	421
The Very Good Food Co., Expiring 01/02/23 (Canada) (a) (e)	4,500	—
Trillion Energy International, Inc., Expiring 06/29/25 (Canada) (a)	805,000	142,688
Village Farms International, Inc., Expiring 09/10/25 (United States) (a) (e)	75,000	13,050
Total Warrants (Cost $232,387)		405,010
	Principal Amount	Value
Corporate Bonds — 0.2%
Diversified Telecommunication Services — 0.1%
Rogers Communications, Inc., 4.550%, 03/15/52 (Canada) (h)	$1,527,000	1,184,616
Oil, Gas & Consumable Fuels — 0.0%
Royal Helium, Ltd., 14.000%, 12/31/25 (Canada) (d) (e)	400,000	295,421
Paper & Forest Products — 0.1%
Resolute Forest Products, Inc., 4.875%, 03/01/26 (Canada) (h)	448,000	441,113
Total Corporate Bonds (Cost $1,904,822)		1,921,150

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Principal Amount	Value
Convertible Bonds — 0.0%
Health Care Equipment & Supplies — 0.0%
Synaptive Medical, Inc., 10.000%, 10/31/24(c) (d) (e) (Cost $120,000)	$120,000	$120,000
US Treasury Bonds/Notes — 5.2%
US Treasury Note, 2.750%, 07/31/27	2,450,000	2,321,662
US Treasury Note, 0.125%, 12/15/23	500,000	478,965
US Treasury Note, 0.250%, 03/15/24	1,875,000	1,778,247
US Treasury Note, 2.500%, 05/15/24	1,721,000	1,671,051
US Treasury Note, 0.250%, 06/15/24	2,000,000	1,877,813
US Treasury Note, 2.000%, 06/30/24	3,473,000	3,341,406
US Treasury Note, 0.375%, 09/15/24	4,994,000	4,657,100
US Treasury Note, 1.500%, 09/30/24 (f)	4,264,000	4,051,133
US Treasury Note, 4.500%, 11/30/24 (f)	6,817,000	6,820,728
US Treasury Note, 1.500%, 02/15/25	1,435,000	1,351,647
US Treasury Note, 2.125%, 05/15/25 (f)	2,070,000	1,968,521
US Treasury Note, 0.250%, 05/31/25	1,746,000	1,586,336
US Treasury Note, 2.250%, 11/15/25 (f)	1,907,000	1,806,659
US Treasury Note, 0.375%, 11/30/25	2,022,900	1,811,207
US Treasury Note, 0.375%, 01/31/26	1,523,000	1,356,362
US Treasury Note, 0.500%, 02/28/26	1,648,000	1,470,196
US Treasury Note, 0.875%, 06/30/26	2,015,000	1,803,976
US Treasury Note, 1.125%, 10/31/26	2,487,000	2,227,419
US Treasury Note, 1.250%, 12/31/26	2,509,000	2,249,965
US Treasury Note, 1.500%, 01/31/27	2,489,000	2,250,309
US Treasury Note, 1.125%, 02/28/27	2,301,000	2,048,789
US Treasury Note, 0.500%, 08/31/27	2,400,000	2,046,188
US Treasury Note, 4.125%, 09/30/27	892,000	896,774
US Treasury Note, 2.750%, 08/15/32	14,699,000	13,433,508
Total US Treasury Bonds/Notes (Cost $67,027,299)		65,305,961
	Number of Shares	Value
Acquired Funds — 20.1%
Exchange-Traded Funds (ETFs) — 6.5%
Energy Select Sector SPDR Fund	111,582	9,760,077
Financial Select Sector SPDR Fund	1,314,373	44,951,557
Technology Select Sector SPDR Fund	71,149	8,853,782
Vanguard Financials ETF	213,451	17,658,801
		81,224,217
Private Investment Funds (i) — 13.6%
Bellus Ventures II LP (a) (c) (d) (e)	185,236	29,777,284
Canyon Partners LLC (a) (c) (d) (e)		9,433,719
Eversept Global Healthcare Fund LP (a) (c) (d) (e)		35,128,992
Farallon Capital Institutional Partners LP (a) (c) (d) (e)		944,596
Helikon Long Short Equity Fund ICAV (a) (c) (d) (e)	7,919	16,909,954
Honeycomb Partners LP (a) (c) (d) (e)		25,776,571
Neo Ivy Capital Fund LP (a) (c) (d) (e)		9,629,364
Northwest Feilong Fund, Ltd. (a) (c) (d) (e)	7,235	17,593,910
	Number of Shares	Value
QVT Roviant LP (a) (c) (d) (e)	2,324	$5,526,099
Voloridge Fund LP (a) (c) (d) (e)		18,743,943
		169,464,432
Total Acquired Funds (Cost $212,157,214)		250,688,649
Preferred Stocks — 0.3%
Draegerwerk AG & Co. KGAA, 0.45% (Germany)	14,750	657,648
Esports Technology, Inc., 14.00% (United States) (c) (d) (e)	563,000	563,000
Hyundai Motor Co., Ltd., 1.35% (South Korea)	25,675	1,507,136
Hyundai Motor Co., Ltd., 6.82% (South Korea)	7,811	458,767
Sabre Corp., 6.50% (United States) (a)	3,300	277,761
Synaptive Medical, Inc., Class B, 0.00% (Canada) (c) (d) (e)	74,285	185,712
Total Preferred Stocks (Cost $3,950,449)		3,650,024
	Number of Contracts	Value
Purchased Option Contracts — 0.2%
Calls — 0.0%
iShares S&P/TSX 60 Index ETF, Notional Amount $3,159,800, Strike Price $30.5 Expiring 01/20/2023 (Canada)	1,036	7,651
iShares Silver Trust, Notional Amount $2,290,200, Strike Price $22 Expiring 01/20/2023 (United States)	1,041	69,747
Total Calls (Cost $98,167)		77,398
Puts — 0.2%
Axfood AB, Notional Amount $19,734,000, Strike Price $260 Expiring 03/17/2023 (Sweden)	759	30,550
Billerud AB, Notional Amount $9,039,750, Strike Price $127.5 Expiring 02/17/2023 (Sweden)	709	41,447
Call EUR vs. Put JPY, Notional Amount $100,640,000, Strike Price $136 Expiring 09/05/2024 (Germany)	74,000,000	506,489
Call EUR vs. Put JPY, Notional Amount $100,640,000, Strike Price $136 Expiring 09/06/2024 (Germany)	74,000,000	507,107
Call EUR vs. Put JPY, Notional Amount $148,240,000, Strike Price $136 Expiring 08/29/2023 (Germany)	109,000,000	364,482
Call EUR vs. Put JPY, Notional Amount $148,240,000, Strike Price $136 Expiring 08/30/2023 (Germany)	109,000,000	362,160
Industrivarden AB, Notional Amount $32,177,000, Strike Price $230 Expiring 03/17/2023 (Sweden)	1,399	42,903
Skanska AB, Notional Amount $22,847,000, Strike Price $155 Expiring 01/20/2023 (Sweden)	1,474	7,769
Stora Enso Oyj, Notional Amount $19,796,000, Strike Price $140 Expiring 03/17/2023 (Sweden)	1,414	97,565

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Contracts	Value
Svenska Cellulosa AB SCA, Notional Amount $36,387,000, Strike Price $130 Expiring 02/17/2023 (Sweden)	2,799	$114,000
Total Puts (Cost $2,366,151)		2,074,472
Total Purchased Option Contracts (Cost $2,464,318)		2,151,870
	Number of Units	Value
Disputed Claims Receipt — 0.0%
AMR Corp. (Cost $0) (c) (d) (e)	260,322	—
	Principal Amount	Value
Short-Term Investments — 12.6%
Repurchase Agreement — 6.6%
Fixed Income Clearing Corp. issued on 12/30/22 (proceeds at maturity $82,684,608) (collateralized by US Treasury Note, due 01/31/23 with a total par value of $2,029,300 and a total market value of $2,000,025; US Treasury Inflation Indexed Notes, due 07/15/23 with a total par value of $64,973,700 and a total market value of $81,914,477), 1.280%, 1/3/23 (Cost $82,672,850)	$82,672,850	82,672,850
Unaffiliated Investment Company — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.340%, (j) (k) (Cost $11,193,812)	11,193,812	11,193,812
US Treasury Bills — 5.1%
US Treasury Bills, 4.081%, 02/21/23 (j)	4,446,400	4,421,245
US Treasury Bills, 3.147%, 03/23/23 (j)	56,650,000	56,122,732
US Treasury Bills, 3.176%, 07/13/23 (j)	3,267,300	3,189,649
Total US Treasury Bills (Cost $63,806,573)		63,733,626
Total Short-Term Investments (Cost $157,673,235)		157,600,288
Total Investments – 106.3% (Cost $1,357,772,329)		1,326,140,742
Other Assets in Excess of Liabilities – (6.3)%		(78,162,154)
Net Assets – 100.0%		$1,247,978,588
	Number of Shares	Value
Securities Sold Short — (11.5)%
Common Stocks — (11.4)%
US Common Stocks — (7.1)%
Aerospace & Defense — (0.1)%
AAR Corp. (a)	(5,550)	(249,195)
Axon Enterprise, Inc. (a)	(2,564)	(425,444)
	Number of Shares	Value
HEICO Corp.	(461)	$(70,828)
		(745,467)
Airlines — (0.1)%
American Airlines Group, Inc. (a)	(78,933)	(1,004,028)
United Airlines Holdings, Inc. (a)	(5,530)	(208,481)
		(1,212,509)
Auto Components — (0.0)%
Fox Factory Holding Corp. (a)	(3,540)	(322,954)
Automobiles — (0.0)%
Harley-Davidson, Inc.	(8,812)	(366,579)
Banks — (0.1)%
Berkshire Hills Bancorp, Inc.	(8,673)	(259,323)
Commerce Bancshares, Inc.	(2,120)	(144,305)
First Financial Bankshares, Inc.	(13,396)	(460,822)
SVB Financial Group (a)	(2,187)	(503,316)
		(1,367,766)
Beverages — (0.0)%
Celsius Holdings, Inc. (a)	(2,641)	(274,770)
MGP Ingredients, Inc.	(3,203)	(340,735)
		(615,505)
Biotechnology — (0.2)%
Alnylam Pharmaceuticals, Inc. (a)	(1,719)	(408,520)
Mirati Therapeutics, Inc. (a)	(6,702)	(303,668)
Moderna, Inc. (a)	(1,917)	(344,332)
Natera, Inc. (a)	(2,226)	(89,418)
Twist Bioscience Corp. (a)	(47,808)	(1,138,308)
		(2,284,246)
Building Products — (0.1)%
Advanced Drainage Systems, Inc.	(380)	(31,149)
AZEK Co., Inc. (The) (a)	(19,816)	(402,661)
Builders FirstSource, Inc. (a)	(2,859)	(185,492)
		(619,302)
Capital Markets — (0.0)%
T. Rowe Price Group, Inc.	(1,910)	(208,305)
Chemicals — (0.0)%
Scotts Miracle-Gro Co. (The)	(7,065)	(343,288)
Commercial Services & Supplies — (0.1)%
Aris Water Solution, Inc., Class A	(48,385)	(697,228)
HNI Corp.	(19,603)	(557,313)
		(1,254,541)
Communications Equipment — (0.0)%
Calix, Inc. (a)	(2,663)	(182,229)
Viasat, Inc. (a)	(1,138)	(36,018)
		(218,247)
Construction & Engineering — (0.0)%
Ameresco, Inc., Class A (a)	(7,366)	(420,893)
Consumer Finance — (0.0)%
FirstCash Holdings, Inc.	(754)	(65,530)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Containers & Packaging — (0.0)%
Ball Corp.	(1,963)	$(100,388)
Distributors — (0.0)%
Pool Corp.	(797)	(240,957)
Diversified Consumer Services — (0.2)%
H&R Block, Inc.	(24,827)	(906,434)
Mister Car Wash, Inc. (a)	(17,082)	(157,667)
Perdoceo Education Corp. (a)	(22,634)	(314,612)
Service Corp. International	(7,063)	(488,336)
		(1,867,049)
Diversified Telecommunication Services — (0.1)%
Cogent Communications Holdings, Inc.	(20,849)	(1,190,061)
Frontier Communications Parent, Inc. (a)	(13,951)	(355,471)
		(1,545,532)
Electric Utilities — (0.1)%
NextEra Energy, Inc.	(10,120)	(846,032)
Otter Tail Corp.	(1,661)	(97,517)
		(943,549)
Electrical Equipment — (0.4)%
Array Technologies, Inc. (a)	(40,878)	(790,172)
Bloom Energy Corp., Class A (a)	(26,722)	(510,925)
ChargePoint Holdings, Inc. (a)	(1,452)	(13,837)
Encore Wire Corp.	(9,230)	(1,269,679)
Plug Power, Inc. (a)	(60,560)	(749,127)
Sunrun, Inc. (a)	(31,001)	(744,644)
TPI Composites, Inc. (a)	(146,298)	(1,483,462)
		(5,561,846)
Electronic Equipment, Instruments & Components — (0.1)%
Badger Meter, Inc.	(2,740)	(298,742)
Novanta, Inc. (a)	(3,227)	(438,453)
		(737,195)
Entertainment — (0.1)%
ROBLOX Corp., Class A (a)	(20,619)	(586,817)
Roku, Inc. (a)	(22,770)	(926,739)
World Wrestling Entertainment, Inc., Class A	(3,508)	(240,368)
		(1,753,924)
Equity Real Estate — (0.3)%
American Tower Corp.	(63)	(13,347)
CubeSmart	(10,382)	(417,876)
Iron Mountain, Inc.	(21,071)	(1,050,389)
Kimco Realty Corp.	(23,361)	(494,786)
Medical Properties Trust, Inc.	(58,972)	(656,948)
Park Hotels & Resorts, Inc.	(9,145)	(107,820)
Pebblebrook Hotel Trust	(5,364)	(71,824)
Realty Income Corp.	(5,293)	(335,735)
Welltower, Inc.	(10,655)	(698,435)
		(3,847,160)

	Number of Shares	Value
Food & Staples Retailing — (0.2)%
Grocery Outlet Holding Corp. (a)	(53,066)	$(1,548,997)
Weis Markets, Inc.	(4,488)	(369,317)
		(1,918,314)
Food Products — (0.2)%
Flowers Foods, Inc.	(9,272)	(266,477)
Freshpet, Inc. (a)	(12,783)	(674,559)
Hostess Brands, Inc. (a)	(8,624)	(193,523)
JM Smucker Co. (The)	(663)	(105,059)
Lamb Weston Holdings, Inc.	(6,992)	(624,805)
McCormick & Co., Inc.	(6,489)	(537,873)
Tootsie Roll Industries, Inc.	(1,249)	(53,170)
		(2,455,466)
Health Care Equipment & Supplies — (0.2)%
Atrion Corp.	(175)	(97,904)
ICU Medical, Inc. (a)	(7,162)	(1,127,872)
Inari Medical, Inc. (a)	(4,526)	(287,672)
Insulet Corp. (a)	(2,338)	(688,284)
Penumbra, Inc. (a)	(1,808)	(402,208)
ResMed, Inc.	(94)	(19,564)
STERIS plc	(1,758)	(324,685)
		(2,948,189)
Health Care Providers & Services — (0.3)%
agilon health, Inc. (a)	(53,025)	(855,824)
AMN Healthcare Services, Inc. (a)	(9,446)	(971,238)
HealthEquity, Inc. (a)	(5,022)	(309,556)
Henry Schein, Inc. (a)	(7,250)	(579,057)
Oak Street Health, Inc. (a)	(30,787)	(662,228)
R1 RCM, Inc. (a)	(23,614)	(258,573)
		(3,636,476)
Health Care Technology — (0.0)%
Definitive Healthcare Corp. (a)	(17,676)	(194,259)
Doximity, Inc., Class A (a)	(3,492)	(117,192)
Teladoc Health, Inc. (a)	(9,317)	(220,347)
		(531,798)
Hotels, Restaurants & Leisure — (0.3)%
Airbnb, Inc., Class A (a)	(752)	(64,296)
DraftKings, Inc., Class A (a)	(44,928)	(511,730)
EBET, Inc. (a)	(9,100)	(5,735)
Krispy Kreme, Inc.	(89,427)	(922,886)
Las Vegas Sands Corp. (a)	(9,698)	(466,183)
Norwegian Cruise Line Holdings, Ltd. (a)	(4,321)	(52,889)
Papa John’s International, Inc.	(5,999)	(493,778)
Six Flags Entertainment Corp. (a)	(40,782)	(948,181)
Wingstop, Inc.	(5,042)	(693,880)
		(4,159,558)
Household Durables — (0.0)%
D.R. Horton, Inc.	(4,937)	(440,084)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Household Products — (0.0)%
Clorox Co. (The)	(408)	$(57,255)
Insurance — (0.1)%
Kinsale Capital Group, Inc.	(63)	(16,476)
Ryan Specialty Holdings, Inc. (a)	(8,601)	(357,027)
Trupanion, Inc. (a)	(9,440)	(448,683)
		(822,186)
Interactive Media & Services — (0.1)%
IAC, Inc. (a)	(6,673)	(296,281)
Pinterest, Inc.,Class A (a)	(14,344)	(348,273)
ZoomInfo Technologies, Inc. (a)	(29,775)	(896,525)
		(1,541,079)
Internet & Direct Marketing Retail — (0.2)%
DoorDash, Inc., Class A (a)	(12,609)	(615,571)
Etsy, Inc. (a)	(9,327)	(1,117,188)
PetMed Express, Inc.	(18,111)	(320,565)
		(2,053,324)
IT Services — (0.4)%
Affirm Holdings, Inc. (a)	(49,500)	(478,665)
Akamai Technologies, Inc. (a)	(4,298)	(362,321)
EPAM Systems, Inc. (a)	(88)	(28,841)
Fastly, Inc., Class A (a)	(119,364)	(977,591)
MongoDB, Inc. (a)	(5,163)	(1,016,285)
Okta, Inc. (a)	(1,875)	(128,119)
Perficient, Inc. (a)	(12,714)	(887,819)
Shift4 Payments, Inc., Class A (a)	(8,694)	(486,256)
Toast, Inc., Class A (a)	(2,045)	(36,871)
		(4,402,768)
Leisure Products — (0.1)%
Acushnet Holdings Corp.	(11,543)	(490,116)
Peloton Interactive, Inc., Class A (a)	(1,438)	(11,418)
Polaris, Inc.	(2,359)	(238,259)
Topgolf Callaway Brands Corp. (a)	(19,751)	(390,082)
		(1,129,875)
Life Sciences Tools & Services — (0.2)%
10X Genomics, Inc., Class A (a)	(9,036)	(329,272)
Azenta, Inc. (a)	(10,013)	(582,957)
Illumina, Inc. (a)	(2,864)	(579,101)
PerkinElmer, Inc.	(1,661)	(232,905)
Repligen Corp. (a)	(1,628)	(275,637)
		(1,999,872)
Machinery — (0.1)%
Chart Industries, Inc. (a)	(5,785)	(666,606)
Kadant, Inc.	(915)	(162,531)
RBC Bearings, Inc. (a)	(1,415)	(296,230)
Snap-on, Inc.	(892)	(203,813)
		(1,329,180)

	Number of Shares	Value
Media — (0.2)%
Cable One, Inc.	(150)	$(106,779)
New York Times Co. (The), Class A	(28,362)	(920,631)
Paramount Global, Class B	(15,081)	(254,567)
TechTarget, Inc. (a)	(29,291)	(1,290,562)
Trade Desk, Inc. (The), Class A (a)	(10,421)	(467,173)
		(3,039,712)
Metals & Mining — (0.2)%
MP Materials Corp. (a)	(61,723)	(1,498,635)
United States Steel Corp.	(21,685)	(543,209)
		(2,041,844)
Multiline Retail — (0.2)%
Franchise Group, Inc.	(21,155)	(503,912)
Kohl’s Corp.	(47,570)	(1,201,143)
Ollie’s Bargain Outlet Holdings, Inc. (a)	(8,425)	(394,627)
		(2,099,682)
Oil, Gas & Consumable Fuels — (0.1)%
CNX Resources Corp. (a)	(15,232)	(256,507)
Enviva, Inc.	(9,782)	(518,153)
New Fortress Energy, Inc.	(4,575)	(194,071)
Williams Cos., Inc. (The)	(5,613)	(184,668)
		(1,153,399)
Personal Products — (0.1)%
BellRing Brands, Inc. (a)	(32,342)	(829,249)
Pharmaceuticals — (0.0)%
Catalent, Inc. (a)	(1,215)	(54,687)
Professional Services — (0.1)%
CRA International, Inc.	(2,107)	(257,960)
Equifax, Inc.	(1,009)	(196,109)
FTI Consulting, Inc. (a)	(1,461)	(232,007)
Kforce, Inc.	(11,768)	(645,239)
		(1,331,315)
Road & Rail — (0.2)%
ArcBest Corp.	(4,294)	(300,752)
Old Dominion Freight Line, Inc.	(66)	(18,729)
Saia, Inc. (a)	(7,519)	(1,576,584)
		(1,896,065)
Semiconductors & Semiconductor Equipment — (0.2)%
Entegris, Inc.	(4,754)	(311,815)
First Solar, Inc. (a)	(3,009)	(450,718)
MKS Instruments, Inc.	(6,875)	(582,519)
Monolithic Power Systems, Inc.	(155)	(54,809)
NVIDIA Corp.	(3,284)	(479,924)
SiTime Corp. (a)	(3,753)	(381,380)
Wolfspeed, Inc. (a)	(3,544)	(244,678)
		(2,505,843)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Software — (0.8)%
Alarm.com Holdings, Inc. (a)	(13,167)	$(651,503)
Bentley Systems, Inc., Class B	(9,945)	(367,567)
Bill.com Holdings, Inc. (a)	(3,539)	(385,609)
Black Knight, Inc. (a)	(1,017)	(62,800)
Ceridian HCM Holding, Inc. (a)	(3,850)	(246,977)
Clear Secure, Inc.,Class A	(36,503)	(1,001,277)
Confluent, Inc., Class A (a)	(19,693)	(437,972)
Datadog, Inc., Class A (a)	(2,680)	(196,980)
DoubleVerify Holdings, Inc. (a)	(3,104)	(68,164)
Envestnet, Inc. (a)	(7,999)	(493,538)
Five9, Inc. (a)	(4,839)	(328,375)
Informatica, Inc., Class A (a)	(1,078)	(17,561)
Jamf Holding Corp. (a)	(14,283)	(304,228)
nCino, Inc. (a)	(24,318)	(642,968)
Palantir Technologies, Inc., Class A (a)	(127,526)	(818,717)
Palo Alto Networks, Inc. (a)	(1,992)	(277,964)
Paycor HCM, Inc. (a)	(63,853)	(1,562,483)
Procore Technologies, Inc. (a)	(902)	(42,556)
SentinelOne, Inc., Class A (a)	(17,228)	(251,356)
Sprout Social, Inc., Class A (a)	(9,962)	(562,455)
UiPath, Inc., Class A (a)	(20,920)	(265,893)
Unity Software, Inc. (a)	(17,940)	(512,905)
		(9,499,848)
Specialty Retail — (0.4)%
Academy Sports & Outdoors, Inc.	(17,129)	(899,958)
AutoNation, Inc. (a)	(1,262)	(135,413)
Best Buy Co., Inc.	(2,993)	(240,068)
Burlington Stores, Inc. (a)	(2,845)	(576,852)
Dick’s Sporting Goods, Inc.	(971)	(116,801)
Five Below, Inc. (a)	(285)	(50,408)
Floor & Decor Holdings, Inc., Class A (a)	(7,113)	(495,278)
Foot Locker, Inc.	(3,101)	(117,187)
GameStop Corp., Class A (a)	(17,709)	(326,908)
Group 1 Automotive, Inc.	(487)	(87,840)
Haverty Furniture Companies, Inc.	(11,880)	(355,212)
Leslie’s, Inc. (a)	(114,270)	(1,395,237)
Murphy USA, Inc.	(696)	(194,560)
Sonic Automotive, Inc., Class A	(2,043)	(100,659)
Tractor Supply Co.	(109)	(24,522)
		(5,116,903)
Textiles, Apparel & Luxury Goods — (0.1)%
Crocs, Inc. (a)	(2,468)	(267,605)
Hanesbrands, Inc.	(44,352)	(282,079)
Lululemon Athletica, Inc. (a)	(140)	(44,853)
Oxford Industries, Inc.	(5,842)	(544,358)
		(1,138,895)
Trading Companies & Distributors — (0.1)%
GATX Corp.	(3,505)	(372,722)
Rush Enterprises, Inc., Class A	(215)	(11,240)
Veritiv Corp.	(9,821)	(1,195,314)
	Number of Shares	Value
Watsco, Inc.	(266)	$(66,340)
		(1,645,616)
Total US Common Stocks (Proceeds $(95,191,972))		(88,421,214)
Foreign Common Stocks — (4.3)%
Canada — (0.6)%
Aecon Group, Inc.	(64,000)	(430,606)
BRP, Inc.	(7,700)	(587,054)
Canada Goose Holdings, Inc. (a)	(29,206)	(520,159)
Cogeco Communications, Inc.	(11,100)	(629,519)
Colliers International Group, Inc.	(4,200)	(385,817)
Converge Technology Solutions Corp. (a)	(104,100)	(352,894)
Copper Mountain Mining Corp. (a)	(112,200)	(141,700)
Crescent Point Energy Corp.	(51,400)	(366,709)
Equinox Gold Corp. (a)	(229,400)	(750,548)
GFL Environmental, Inc.	(14,200)	(414,673)
Home Capital Group, Inc.	(17,100)	(537,753)
i-80 Gold Corp. (a)	(164,500)	(459,239)
Loblaw Cos, Ltd.	(4,000)	(353,678)
Lundin Mining Corp.	(66,200)	(406,294)
Magnet Forensics, Inc. (a)	(10,900)	(299,066)
Resolute Forest Products, Inc. (a)	(28,900)	(623,951)
Tamarack Valley Energy, Ltd.	(69,900)	(230,247)
TELUS International CDA, Inc. (a)	(16,806)	(332,591)
		(7,822,498)
China — (0.0)%
Alibaba Group Holding, Ltd. – SPADR (a)	(2,075)	(182,787)
Denmark — (0.4)%
Ambu A/S, Class B (a)	(30,890)	(391,934)
Chemometec A/S (a)	(4,247)	(423,653)
FLSmidth & Co. A/S	(46,900)	(1,705,339)
ISS A/S (a)	(65,967)	(1,394,673)
Netcompany Group A/S (a) (h)	(31,281)	(1,320,485)
		(5,236,084)
Finland — (0.6)%
Orion Oyj, Class B	(58,880)	(3,227,401)
Stora Enso Oyj, Shares – R	(148,713)	(2,100,952)
TietoEVRY Oyj	(85,508)	(2,434,029)
		(7,762,382)
Israel — (0.1)%
SolarEdge Technologies, Inc. (a)	(1,530)	(433,403)
Jersey — (0.1)%
Novocure, Ltd. (a)	(7,768)	(569,783)
Norway — (0.2)%
BEWi ASA	(58,282)	(273,082)
Mowi ASA	(120,644)	(2,059,808)
Orkla ASA	(56,182)	(405,911)
		(2,738,801)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
	Number of Shares	Value
Singapore — (0.0)%
Kulicke & Soffa Industries, Inc.	(4,383)	$(193,991)
Sweden — (2.3)%
AAK AB	(163,550)	(2,794,050)
Axfood AB	(63,794)	(1,750,140
Bilia AB, Class A	(21,070)	(231,473)
Boozt AB (a) (h)	(50,004)	(575,958)
Clas Ohlson AB, Shares – B	(7,031)	(48,464)
Embracer Group AB (a)	(178,697)	(807,782)
Evolution AB (h)	(8,503)	(830,435)
Fastighets AB Balder, Shares – B (a)	(84,350)	(394,725)
Hexatronic Group AB	(77,069)	(1,050,183)
Holmen AB, Shares B	(15,257)	(606,978)
Husqvarna AB, Shares – B	(64,122)	(451,797)
Industrivarden AB Shares – A	(34,588)	(843,085)
Instalco AB	(75,100)	(286,293)
Investment AB Latour, Shares – B	(106,295)	(2,017,920)
L E Lundbergforetagen AB, Shares – B	(6,399)	(272,772)
Lifco AB, Shares – B	(24,566)	(408,910)
Loomis AB	(60,600)	(1,660,002)
Munters Group AB (h)	(55,963)	(553,523)
Sandvik AB	(49,660)	(896,623)
Sectra AB, Class B (a)	(93,111)	(1,324,750)
Skanska AB, Shares – B	(49,885)	(791,840)
SkiStar AB	(45,300)	(482,939)
Surgical Science Sweden AB (a)	(84,810)	(1,347,131)
	Number of Shares	Value
Svenska Cellulosa AB SCA,Class B	(241,028)	$(3,047,638)
Svenska Handelsbanken AB, Shares – A	(252,859)	(2,544,340)
Sweco AB, Shares – B	(84,715)	(808,658)
Telia Co. AB	(590,707)	(1,511,802)
		(28,340,211)
United Kingdom — (0.0)%
Clarivate plc (a)	(13,272)	(110,688)
Uruguay — (0.0)%
MercadoLibre, Inc. (a)	(15)	(12,695)
Total Foreign Common Stocks (Proceeds $(58,371,030))		(53,403,323)
Total Common Stocks (Proceeds $(153,563,002))		(141,824,537)
Corporate Bonds — (0.1)%
Diversified Telecommunication Services — (0.1)%
Rogers Communications, Inc., 4.350%, 05/01/49 (Canada) (Proceeds $(1,080,383))	(1,429,000)	(1,100,793)
Total Diversified Telecommunication Services (Proceeds $(1,080,383))		(1,100,793)
US Treasury Bond/Note — (0.0)%
US Treasury Bond, 3.000%, 08/15/52 (Proceeds $(193,014))	(231,000)	(192,091)
Total Securities Sold Short – (11.5)% (Proceeds $(154,836,399))		$(143,117,421)

Financial Futures Contracts
Number of Contracts	Expiration Date	Type	Initial Notional Value/ (Proceeds)	Notional Value at December 31, 2022	Unrealized Appreciation/ (Depreciation)
		Long Financial Futures Contracts
		Interest Rate-Related
71	03/22/2023	U.S. Treasury Note 10 Year Futures	$8,034,069	$7,973,078	$(60,991)
46	03/31/2023	U.S. Treasury Note 3 Year Futures	9,627,371	9,639,516	12,145
					(48,846)
		Equity-Related
2,035	03/17/2023	EURO Stoxx 50	86,286,381	82,451,104	(3,835,277)
65	03/17/2023	Russell E-mini 1000 Index	4,991,713	4,887,025	(104,688)
410	03/17/2023	Russell E-mini 2000 Index	37,534,024	36,303,450	(1,230,574)
7	03/17/2023	S&P 500 E-Mini Index	1,419,186	1,351,350	(67,836)
450	03/16/2023	S&P ASX Share Price Index 200	54,709,068	53,555,672	(1,153,396)
					(6,391,771)
					(6,440,617)
		Short Financial Futures Contracts
		Foreign Currency-Related
(140)	03/13/2023	CME Japanese Yen Currency	(12,986,978)	(13,487,250)	(500,272)
(467)	03/13/2023	Australian Dollar Currency	(31,865,739)	(31,889,095)	(23,356)
					(523,628)
		Equity-Related
(162)	03/17/2023	MSCI EAFE Index	(16,115,376)	(15,790,140)	325,236
(1,506)	03/17/2023	MSCI Emerging Markets Index	(73,337,276)	(72,242,820)	1,094,456
(588)	03/17/2023	MSCI Japan Index	(39,726,601)	(38,931,480)	795,121
					2,214,813
					$(4,749,432)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
Forward Currency Contracts
Contract Settlement Date	Counterparty	Contract Amount		Unrealized Appreciation/ (Depreciation)
		Receive	Deliver
01/03/2023	Morgan Stanley Capital Services, Inc	USD4,500,227	DKK32,100,000	$(120,606)
01/03/2023	Morgan Stanley Capital Services, Inc	USD6,388,594	SEK67,000,000	(32,198)
01/18/2023	Barclays Bank plc	USD8,128,716	CNH52,757,400	496,973
01/23/2023	Morgan Stanley Capital Services, Inc	USD 20,952,494	CAD28,140,000	157,027
02/08/2023	Goldman Sachs International	USD6,000,000	CNH38,938,200	358,774
11/21/2023	Barclays Bank plc	USD 16,346,716	CNH 114,324,796	(547,492)
12/14/2023	Barclays Bank plc	USD 35,000,000	CNH 239,290,345	(402,955)
				$(90,477)
	Number of Contracts	Value
Written Option Contracts — (0.0)%
Calls — (0.0)%
Dollarama, Inc., Notional Amount $(969,000), Strike Price $85 Expiring 01/20/2023 (Canada)	(114)	$(3,199)
iShares Silver Trust, Notional Amount $(2,498,400), Strike Price $24 Expiring 01/20/2023 (United States)	(1,041)	(13,533)
Organigram Holdings, Inc., Notional Amount $(135,000), Strike Price $3 Expiring 09/15/2023 (Canada)	(450)	(3,656)
Total Written Options (Premiums received $33,497)		$(20,388)
Over-the-Counter Swap contracts
Expiration Date	Counterparty	Floating Rate	Reference Entity	Currency	Payment Frequency Paid/Received	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Total Return Swap Contracts
06/23/2023	Goldman Sachs International	0.300%	Bloomberg Ex-Energy Subindex Index (1)	USD	Quarterly	$50,428,499	$(34,427)
Short Total Return Swap Contracts
08/11/2023	Goldman Sachs International	LIBOR plus 4.19% (l)	Hang Seng China Enterprises Index Net Total Return Index	USD	Quarterly	(9,068,035)	(1,288,173)

(1)
The following table represents the individual positions in the Bloomberg Ex-Energy Subindex Index as of December 31, 2022:

Futures Contract	% of Index	Notional Amount
CBT Bean Oil Futures	4.83%	$2,435,696
CBT Corn Futures	8.13%	4,099,837
NYC Cotton Futures	1.48%	746,342
COMEX Gold Futures	21.62%	10,902,641
COMEX Copper Futures	6.62%	3,338,367
LME Aluminum Futures	5.00%	2,521,425
LME Nickel Futures	5.57%	2,808,867
LME Zinc Futures	3.61%	1,820,469
CSC Coffee Futures	2.75%	1,386,784
KCBT Kansas Wheat Futures	2.66%	1,341,398
CME Live Cattle Futures	5.76%	2,904,682
CME Lean Hogs Futures	3.22%	1,623,798
CBT Soybeans Futures	8.27%	4,170,437
CSC Sugar Futures	4.03%	2,029,747
COMEX Silver Futures	7.25%	3,653,545
CBT Soy Meal Futures	4.93%	2,483,604
CBT Wheat Futures	4.29%	2,160,860
		$50,428,499

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CAD	Canadian Dollar
CME	Chicago Mercantile Exchange
CNH	Yuan Renminbi Offshore
DKK	Danish Krone
EAFE	Europe, Australasia, and Far East
ETF	Exchange-Traded Fund
EUR	Euro
GDR	Global Depositary Receipt
JPY	Japanese Yen
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SCA	Sociedad en Comandita por Acciónes
SEK	Swedish Krona
SPADR	Sponsored ADR
TSX	Toronto Stock Exchange
USD	US Dollar

(a)
Non income-producing security.

(b)
Security or a portion thereof is pledged as collateral for securities sold short.

(c)
Restricted Securities. The following restricted securities were held by the fund as of December 31, 2022, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of Neo Ivy Capital Fund, LP and Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with TAS’s fair valuation procedures for TIP. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Investments	Investment Strategy	Date of Acquisition	Cost	Value
US Common Stocks
Artemis Strategic Inv Corp.		09/30/21	$46	$62,077
Swiftmerge Acquisition Corp.		12/15/21	21	56,266
				118,343
Foreign Common Stocks
Osisko Green Acquisition Ltd.		10/19/21	88,871	86,411
Somerset Energy Partners Corp.		04/08/22	31,072	28,848
Sucro Holdings LLC		04/25/22	104,259	97,987
				213,246
Warrants
Esports Technology, Inc.		11/18/21	—	6,558
Gryphon Digital Mining, Inc.		07/28/21	—	308
Osisko Green Acquisition Corp.		10/19/21	15,625	4,659
Royal Helium, Ltd.		12/30/22	—	158,973
Somerset Energy Partners Corp.		04/08/22	—	1,186
Sucro Holdings LLC		04/25/22	—	—
Swiftmerge Acquisition Corp.		12/15/21	9,258	680
				172,364
Convertible Bonds
Synaptive Medical, Inc.		11/29/21	120,000	120,000
Corporate Bonds
Royal Helium, Ltd.		12/30/22	292,633	295,421
Private Investment Funds
Bellus Ventures II, LP	California Carbon Allowances	08/01/21 – 10/01/21	27,900,000	29,777,284
Canyon Value Realization Fund, LP	Multi-Strategy	04/03/06	9,307,414	9,433,719
Eversept Global Healthcare Fund, LP	Long-Short Global Healthcare	02/01/19	24,756,730	35,128,992
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	795,906	944,596
Helikon Long Short Equity Fund ICAV	Long-Short European	12/01/20 – 01/01/21	12,893,489	16,909,954
Honeycomb Partners, LP	Long-Short Global	08/01/16 – 07/01/17	18,470,744	25,776,571
Neo Ivy Capital Fund, LP	Relative Value	05/01/19	10,500,000	9,629,364
Northwest Feilong Fund, Ltd.	China Credit	05/01/20	15,000,000	17,593,910

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2022
Investments	Investment Strategy	Date of Acquisition	Cost	Value
QVT Roiv Hldgs Onshore, Ltd.	Multi-Strategy	01/05/16	$2,314,867	$5,526,099
Voloridge Fund, LP	Directional	04/01/20	15,000,000	18,743,943
				169,464,432
Preferred Stocks
Esports Technology, Inc.		11/18/21	563,000	563,000
Synaptive Medical, Inc.		02/03/20	129,999	185,712
				748,712
Disputed Claims Receipt
AMR Corp.		12/09/13	—	—
Total (13.7% of Net Assets)				$171,132,518

(d)
Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)
Security is valued in good faith under TAS’s fair valuation procedures for TIP. The aggregate amount of securities fair valued amounts to $174,256,322, which represents 14.0% of the fund’s net assets.

(f)
Security or a portion thereof was held on loan. As of December 31, 2022, the aggregate market value of securities on loan was $48,288,054; the total market value of collateral held by the Fund was $50,352,884. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $39,159,072.

(g)
Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.

(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are generally determined to be liquid in accordance with TAS’s fair valuation procedures for TIP. At December 31, 2022 the aggregate value of these securities was $21,020,447, which represents 1.7% of net assets.

(i)
Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2022. These positions are therefore grouped into their own industry classification. For any private investment funds structured as a limited partnership, no share value is included as these investments are not unitized.

(j)
Current yield as of December 31, 2022.

(k)
Represents a security purchased with cash collateral received for securities on loan.

(l)
The fund pays the floating rate.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value (cost: $1,275,099,479) including securities on loan of $48,288,054	$1,243,467,892
Repurchase agreements (cost: $82,672,850)	82,672,850
Total investments (cost: $1,357,772,329)	1,326,140,742
Cash	544,458
Cash denominated in foreign currencies (cost: $19,275,446)	19,682,342
Total Cash	20,226,800
Deposits with brokers for future contracts	18,512,661
Deposits with brokers for securities sold short	18,045,954
Advance purchase of investments	11,482,129
Due from broker for futures variation margin	2,016,531
Deposits with broker for forward currency contracts	2,810,000
Unrealized appreciation on forward currency contracts	1,012,774
Deposits with broker for options contracts	795,271
Receivables:
Investment securities sold	33,861,977
Dividends and tax reclaims	1,026,627
Interest	542,946
Securities lending income	12,475
Prepaid expenses	109,456
Total Assets	1,436,596,343
Liabilities
Cash collateral received for securities on loan	11,193,812
Securities sold short, at value (proceeds: $154,836,399)	143,117,421
Due to broker for futures variation margin	1,977,944
Unrealized depreciation on swap contracts	1,322,600
Unrealized depreciation on forward currency contracts	1,103,251
Foreign currencies sold short, at value (proceeds $470)	468
Written options, at value (premium received $33,497)	20,388
Payables:
Capital stock redeemed	19,898,679
Investment securities purchased	7,858,997
Money manager fees	894,318
Fund administration and custody fees	441,469
Investment advisory and administrative fees	311,856
Dividends and interest on securities sold short	110,143
Chief Compliance Officer’s costs and Trustee’s fees	10,687
Accrued expenses and other liabilities	355,722
Total Liabilities	188,617,755
Net Assets	$1,247,978,588
Shares Outstanding (unlimited authorized shares, par value $0.001)	100,036,073
Net Asset Value Per Share	$12.48
Net Assets Consist of:
Capital stock	$1,379,160,730
Total distributable earnings (loss)	(131,182,142)
Net Assets	$1,247,978,588
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Operations
Year Ended December 31, 2022
Investment Income
Dividends (net of foreign withholding taxes of $866,591)	$15,207,643
Interest	3,050,644
Securities lending	131,933
Total Investment Income	18,390,220
Expenses
Money manager fees	5,646,365
Investment advisory fees	3,314,459
Fund administration and custody fees	1,465,380
Professional fees	609,533
Administrative fees	270,822
Chief Compliance Officer’s costs and Trustee’s fees	244,000
Miscellaneous fees and other	376,072
Total Operating Expenses	11,926,631
Dividends and interest on securities sold short	2,302,174
Broker fees on securities sold short	1,229,493
Total Expenses	15,458,298
Net Investment Income	2,931,922
Net Realized Gain (Loss) on:
Investments	36,434,811
Securities sold short	34,690,883
Swap contracts	9,279,559
Financial futures contracts	11,015,460
Forward currency contracts	6,102,983
Foreign currency-related transactions	(1,530,940)
Written options	149,737
Net Realized Gain from Investments, Derivatives, and Foreign Currencies	96,142,493
Net Change in Unrealized Appreciation (Depreciation) from:
Investments	(337,538,517)
Securities sold short	9,055,805
Swap contracts	(1,117,199)
Financial futures contracts	(10,522,472)
Forward currency contracts	660,290
Foreign currency-related transactions	200,943
Written options	(6,673)
Net Change in Unrealized Depreciation on Investments, Derivatives, and Foreign Currencies	(339,267,823)
Net Realized and Unrealized Loss on Investments, Derivatives, and Foreign Currencies	(243,125,330)
Net Decrease in Net Assets Resulting from Operations	$(240,193,408)
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statements of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets From Operations
Net investment income	$2,931,922	$795,188
Net realized gain from investments, derivatives, and foreign currencies	96,142,493	175,299,883
Net change in unrealized appreciation (depreciation) on investments, derivatives, and foreign currencies	(339,267,823)	14,832,764
Net Increase (Decrease) in Net Assets Resulting from Operations	(240,193,408)	190,927,835
Distributions
Distributions to shareholders	(118,887,263)	(226,420,791)
Decrease in Net Assets Resulting from Distributions	(118,887,263)	(226,420,791)
Capital Share Transactions
Proceeds from shares sold	73,578,816	84,464,379
Proceeds from distributions reinvested	113,018,088	212,643,327
Entry/exit fees	—	344,453
Cost of shares redeemed	(161,646,790)	(243,022,416)
Net Increase From Capital Share Transactions	24,950,114	54,429,743
Total Increase (Decrease) in Net Assets	(334,130,557)	18,936,787
Net Assets
Beginning of year	1,582,109,145	1,563,172,358
End of year	$1,247,978,588	$1,582,109,145
Capital Share Transactions (in shares)
Shares sold	5,171,238	4,668,957
Shares reinvested	9,114,236	13,312,826
Shares redeemed	(11,798,634)	(13,961,879)
Net Increase	2,486,840	4,019,904
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Cash Flows
Year Ended December 31, 2022
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets from operations	$(240,193,408)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(1,667,251,198)
Investments sold	1,556,216,078
Purchases to cover securities sold short	(415,563,546)
Securities sold short	505,330,586
(Purchase)/Sale of short term investments, net	96,554,042
Amortization (accretion) of discount and premium, net	(1,670,553)
Net change in unrealized (appreciation) depreciation on forward currency contracts	(660,290)
Net change in unrealized (appreciation) depreciation on swap contracts	1,117,199
(Increase)/decrease in deposit with broker for securities sold short	(4,900,038)
(Increase)/decrease in deposits with broker for forward currency contracts	(430,000)
(Increase)/decrease in deposits with broker for options contracts	2,670,323
(Increase)/decrease in deposit with brokers for future contracts	2,521,609
(Increase)/decrease in advance purchase of investments	(11,482,129)
(Increase)/decrease in due from broker for futures variation margin	(1,443,016)
(Increase)/decrease in interest receivable	(343,279)
Increase/(decrease) in due to broker for futures variation margin	1,579,328
(Increase)/decrease in receivable for dividends and tax reclaims	13,526
(Increase)/decrease in prepaid expenses	(8,199)
(Increase)/decrease in securities lending income receivable	(7,390)
Increase/(decrease) in payable for foreign currencies sold short	468
Increase/(decrease) in payable for money manager fees	400,936
Increase/(decrease) in payable for dividends and interest for securities sold short	64,073
Increase/(decrease) in payable for fund administration and custody fees	(345,172)
Increase/(decrease) in payable for Chief Compliance Officer’s costs and Trustee’s fees	687
Increase/(decrease) in other accrued expenses and other liabilities	112,602
Increase/(decrease) in payable for investment advisory and administrative fees	(74,845)
Increase/(decrease) in premiums received on written options, net	(110,922)
Net realized (gain) loss from investments	(36,434,811)
Net realized (gain) loss from securities sold short	(34,690,883)
Net realized (gain) loss from foreign currency-related transactions	1,530,940
Net change in unrealized (appreciation) depreciation on investments	337,538,517
Net change in unrealized (appreciation) depreciation on securities sold short	(9,055,805)
Net change in unrealized (appreciation) depreciation on foreign currency-related transactions	(200,943)
Net change in unrealized (appreciation) depreciation on written options	6,673
Net cash provided by (used in) operating activities	80,791,160
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(5,869,175)
Proceeds from shares sold	73,578,816
Payment for shares redeemed	(141,748,111)
Net cash provided by (used in) financing activities	(74,038,470)
Effect of exchange rate changes on cash	(1,329,997)
Net increase (decrease) in cash	5,422,693
Cash at beginning of period	14,804,107
Cash at end of period	$20,226,800
Non cash financing activities not included herein consist of reinvestment of distributions of:	$113,018,088

See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
1.   Organization
TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2022, TIP consisted of one mutual fund, TIFF Multi-Asset Fund (“MAF” or the “fund”) which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Objective
The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.
2.   Summary of Significant Accounting Policies
The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.
Valuation of Investments
Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)
The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees (the “board”).
Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. The fund employs an international fair value pricing model using other observable market-based inputs to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TIFF Advisory Services, Inc. (“TAS”) Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered. Securities which use the international pricing model are typically categorized as Level 2 for the fair value hierarchy and securities that do not use the international pricing model are typically categorized as Level 1.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities valuations are typically categorized as Level 2 for the fair value hierarchy.
Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange and are typically categorized as Level 2 in the valuation hierarchy.
Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities, which include repurchase agreements and US Treasury Bills, are typically categorized as Level 2 in the fair value hierarchy.
Exchange-traded option contracts are valued at the last quoted sales price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open written option contracts). Future contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures contracts). OTC open options contracts are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the actively quoted markets. Exchange-traded contracts are typically categorized as Level 1 in the fair value hierarchy and OTC contracts are typically categorized as Level 2 in the fair value hierarchy.
Forward foreign currency contracts are valued at their respective fair market values and are typically categorized as Level 2 in the fair value hierarchy.
Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value and are typically categorized as Level 1 in the fair value hierarchy.
MAF invests in both total return equity index and total return basket swaps. The total return equity index swaps are valued at the last traded price of the reference entity net of interest and are typically categorized as Level 2 in the fair value hierarchy. The total return basket swaps are valued at the net value of the reference entity provided by the broker and are typically categorized as Level 2 in the fair value hierarchy.
MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable. Private investment fund valuations are categorized as Level 3 in the valuation hierarchy.
Investment Transactions and Investment Income
Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Inflation (deflation) adjustments on inflation-protected securities are included in interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
Income Taxes
There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.
The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2019 − December 31, 2022), and has concluded that no provision for federal income tax is required in the fund’s financial statements.
Expenses
Expenses directly attributable to MAF are charged to the fund’s operations.
Dividends to Members
It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.
Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.
Foreign Currency Translation
The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
(i)
the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;

(ii)
purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.
The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.
Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.
Net Asset Value
The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
3.   Investment Valuation and Fair Value Measurements
The following is a summary of the inputs used as of December 31, 2022, in valuing the fund’s assets and liabilities carried at fair value:
TIFF Multi-Asset Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$626,937,343	$214,029,728	$682,839	$841,649,910
Participation Notes	—	2,414,235	—	2,414,235
Rights	23,807	209,838	—	233,645
Warrants+	186,927	211,930	6,153	405,010
Corporate Bonds	—	1,625,729	295,421	1,921,150
Convertible Bonds	—	—	120,000	120,000
US Treasury Bonds/Notes	—	65,305,961	—	65,305,961
Exchange-Traded Funds and Mutual Funds	81,224,217	—	—	81,224,217
Private Investment Funds	—	—	169,464,432	169,464,432
Preferred Stocks*	—	2,901,312	748,712	3,650,024
Purchased Options	2,151,870	—	—	2,151,870
Disputed Claims Receipt+	—	—	—	—
Short-Term Investments	—	146,406,476	—	146,406,476
Unaffiliated Investment Company	11,193,812	—	—	11,193,812
Total Investments in Securities	721,717,976	433,105,209	171,317,557	1,326,140,742
Financial Futures Contracts – Interest Rate Risk	12,145	—	—	12,145
Financial Futures Contracts – Equity Risk	2,214,813	—	—	2,214,813
Forward Currency Contracts – Foreign Currency Risk	—	1,012,774	—	1,012,774
Total Other Financial Instruments	2,226,958	1,012,774	—	3,239,732
Total Assets	$723,944,934	$434,117,983	$171,317,557	$1,329,380,474

Liabilities
Common Stocks Sold Short*	(111,902,780)	(29,921,757)	—	(141,824,537)
Corporate Bonds	—	(1,100,793)	—	(1,100,793)
US Treasury Bonds/Notes	—	(192,091)	—	(192,091)
Total Investments in Securities	(111,902,780)	(31,214,641)	—	(143,117,421)
Financial Futures Contracts – Interest Rate Risk	(60,991)	—	—	(60,991)
Financial Futures Contracts – Equity Risk	(6,391,771)	—	—	(6,391,771)
Financial Futures Contracts – Foreign Currency Risk	(523,628)	—	—	(523,628)
Forward Currency Contracts – Foreign Currency Risk	—	(1,103,251)	—	(1,103,251)
Total Return Equity Swap Contracts – Equity Risk	—	(1,322,600)	—	(1,322,600)
Written Options – Equity Risk	(20,388)	—	—	(20,388)
Total Other Financial Instruments	(6,996,778)	(2,425,851)	—	(9,422,629)
Total Liabilities	$(118,899,558)	$(33,640,492)	$—	$(152,540,050)

*
Securities categorized as Level 2 primarily include listed foreign equities whose values have been adjusted to reflect events affecting the values that occur between the close of trading on the principal market and the time at which the net asset value of the fund is determined.

+
There are securities in this category that have a market value of zero and are categorized as Level 3.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2021	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 30, 2022	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/22 for the period ended 12/31/22
Common Stocks*	$460,133	$463,923	$(22,394,410)	$6,753,241	$(1,368,892)	$16,768,844	$—	$682,839	$162,215
Warrants	528,711	(16,302)	54,748	—	(191,973)	—	(369,031)	6,153	(39,106)
Private Investment Funds	249,481,992	20,701,458	(39,683,920)	—	(61,035,098)	—	—	169,464,432	(39,683,920)
Preferred Stocks	748,712	—	—	—	—	—	—	748,712	—
Disputed Claims Receipt*	—	—	—	—	—	—	—	—	—
Corporate Bonds	—	—	—	295,421	—	—	—	295,421	—
Convertible Bonds	290,301	8,874	(72,601)	—	(106,574)	—	—	120,000	(72,601)
Total	$251,509,849	$21,157,953	$(62,096,183)	$7,048,662	$(62,702,537)	$16,768,844	$(369,031)	$171,317,557	$(39,633,412)

*
There are securities categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using TAS’s fair valuation procedures for TIP. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TAS Valuation Committee.
The TAS Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TAS Valuation Committee meetings.
The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:
Common Stocks, Rights, Warrants, Preferred Stocks and Disputed Claims Receipt.    Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under TAS’s fair valuation procedures for TIP. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TAS Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.
Private Investment Funds.   Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TAS Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TAS Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets were as follows:
As of December 31, 2022	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average*
Common Stocks	$556,003	Last market price	Discount(%)	20% – 100%	20%
	126,835	Recent transaction price	Recent transaction price	$0.30 – $15.25	$11.85
Corporate Bonds	295,421	Recent transaction price	Recent transaction price	$100.00	$100.00
Warrants	6,153	Black- Scholes pricing model	Volatility	35%	35%
Private Investment Funds	169,464,432	Adjusted net asset value	Manager estimated returns	(3.60)% – 7.16%	1.25%
			Market returns**	(5.13)% – 148.14%	5.08%
Preferred Stocks	748,713	Recent transaction price	Recent transaction price	$2.50 – $28.00	$21.67
Disputed Claims Receipt	—	Corporate Action Model	Future claim awards	0.00%	0.00%
Convertible Bonds	120,000	Recent transaction price	Recent transaction price	$100.00	$100.00

*
Weighted by market value of investments as a percentage of the total market value of Level 3 investments within each valuation methodology.

**
Weighted by estimated exposure to chosen indices, exchange-traded funds, other marketable securities or other proxy.

The following are descriptions of the measurement uncertainty of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:
Common Stocks, Rights, Warrants, Convertible Bonds, Preferred Stocks and Disputed Claims Receipt.   The chart above reflects the methodology and significant unobservable inputs of securities held at year ended December 31, 2022. The discounts or estimates for lack of marketability and estimate of future claims or or comparable share ratio used to determine fair value may include other factors such as liquidity, volatility, or credit risk. An increase (decrease) in the discount or decrease (increase) estimate of future claims or or comparable share ratio would result in a lower (higher) fair value measurement.
Private Investment Funds.   The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at year ended December 31, 2022. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher (lower) fair value measurement.
The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.
	Fair Value	Redemption Frequency	Redemption Notice Period
California Carbon Allowances (a)	$29,777,284	quarterly	90 days
Multi-Strategy (b)	15,904,414	daily (59)%	2 days
Long-Short Global Healthcare (c)	35,128,992	quarterly	45 days
Long-Short European (d)	16,909,954	monthly	60 days
Long-Short Global (e)	25,776,571	quarterly	60 days
Relative Value (f)	9,629,364	daily	7 days
China Credit (g)	17,593,910	monthly	45 days
Directional (h)	18,743,943	monthly	30 days
Total	$169,464,432

(a)
This strategy is primarily comprised of investments in California Carbon Allowances.

(b)
This strategy is primarily comprised of capital allocated to various strategies based on risk and return profiles. This strategy includes $6,470,695 of redemption residuals.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
(c)
This strategy is primarily comprised of long and short positions in global healthcare securities.

(d)
This strategy is primarily comprised of long and short positions in small and mid-cap European equities.

(e)
This strategy is primarily comprised of long and short positions in global common stocks.

(f)
This strategy is primarily comprised of long and short positions in US large-cap common stocks selected using artificial intelligence.

(g)
This strategy is primarily comprised of Chinese convertible bonds.

(h)
This strategy is primarily comprised of global futures, US equities, ETFS, and ADRs selected using quantitative analysis to predict likely short-term price changes.

4.   Derivative and Other Financial Instruments
During the year ended December 31, 2022, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, total return basket swaps and total return equity swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TAS or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets as well as on market conditions, all of which are out of the control of TAS or the money manager.
Financial Futures Contracts
The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels.
Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.
US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.
Swap Contracts
The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices; (2) to gain exposure, both long and short, to the total returns of individual equities and bonds; and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade.
At the end of the year, the fund maintained two total return swap contracts to gain exposure to the total return of broad indices.
Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.
A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.
Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.
Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.
The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.
Options
The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position.
Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.
As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.
As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.
The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.
When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.
Forward Currency Contracts
At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.
A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.
Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
Short Selling
At times, the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited at the fund’s custodian for the benefit of the broker is recorded as Deposits with broker for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the Schedule of Investments. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.
In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.
Derivative Disclosure
The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreements constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at year-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.
At December 31, 2022, the fund’s derivative assets and liabilities (by contract type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Purchased Options	$2,151,870	$—
Swap Contracts	—	(1,322,600)
Forward Contracts	1,012,774	(1,103,251)
Futures Contracts	2,226,958	(6,976,390)
Written Options	—	(20,388)
Total derivative assets and liablities	5,391,602	(9,422,629)
Derivatives not subject to a netting provision or similar arrangement	4,378,828	(6,996,778)
Total assets and liabilities subject to a netting provision or similar arrangement	$1,012,774	$(2,425,851)
The following table presents the fund’s derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) received by the fund as of December 31, 2022:
Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward Currency Contracts
Barclays Bank plc	$496,973	$(496,973)	$—	$—
Goldman Sachs International	358,774	—	(358,774)	—
Morgan Stanley & Co. LLC	157,027	(152,804)	(4,223)	—
Total	$1,012,774	$(649,777)	$(362,997)	$—

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2022:
Counterparty	Derivative Liabilitites Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward Currency Contracts
Barclays Bank plc	$(950,447)	$496,973	$—	$453,474
Morgan Stanley & Co. LLC	(152,804)	152,804	—	—
Swaps
Goldman Sachs International	(1,322,600)	—	1,322,600	—
Total	$(2,425,851)	$649,777	$1,322,600	$453,474
The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category as of December 31, 2022. These derivatives are not accounted for as hedging instruments.
The following table lists the fair values of the fund’s derivative holdings as of December 31, 2022, grouped by contract type and risk exposure category:
Derivative Type	Statement of Assets and Liability and Location	Foreign Currency Risk	Quarterly Average %*	Equity Risk	Quarterly Average %*	Interest Rate Risk	Quarterly Average %*	Total
Asset Derivatives
Purchased Options	Investments in securities, at value	$1,740,238	0.06%	$411,632	0.04%	$—	—%	$2,151,870
Total Return Equity Index Swap Contracts	Unrealized appreciation on swap contracts	—	—%	—	0.07%	—	—%	—
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	1,012,774	0.13%	—	—%	—	—%	1,012,774
Financial Futures Contracts	Due from broker for futures variation margin**	—	0.05%	2,214,813	0.46%	12,145	0.00%	2,226,958
Total Value — Assets		$2,753,012		$2,626,445		$12,145		$5,391,602
Liability Derivatives
Written Options	Investments in securities, at value	$—	—%	$(20,388)	0.01%	$—	—%	$(20,388)
Total Return Basket Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(34,427)	0.01%	—	—%	(34,427)
Total Return Equity Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(1,288,173)	0.11%	—	—%	(1,288,173)
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(1,103,251)	0.05%	—	—%	—	—%	(1,103,251)
Financial Futures Contracts	Due to broker for futures variation margin**	(523,628)	0.01%	(6,391,771)	0.58%	(60,991)	0.00%	(6,976,390)
Total Value — Liabilities		$(1,626,879)		$(7,734,759)		$(60,991)		$(9,422,629)

*
The Quarterly Average % is a representation of the volume of derivative activity. Quarterly Average % was calculated as follows: At each quarter end from and including December 31, 2021 to and including December 31, 2022, the absolute value of the applicable fair value amount was divided by net assets to derive a percentage of net assets for each quarter end. The Quarterly Average % amount represents the average of these five percentages.

**
Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2022. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2022, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Purchased Options	Net realized gain (loss) on Investments	$—	$—	$1,841,939	$1,841,939
Written Options	Net realized gain (loss) on Options written	—	—	149,737	149,737
Swap Contracts	Net realized gain (loss) on Swaps contracts	—	—	9,279,559	9,279,559
Forward Currency Contracts	Net realized gain (loss) on Forward currency contracts	—	6,102,983	—	6,102,983
Financial Futures Contracts	Net realized gain (loss) on Financial futures contracts	(617,411)	4,755,351	6,877,520	11,015,460
Total Realized Gain (Loss)		$(617,411)	$10,858,334	$18,148,755	$28,389,678
The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2022, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments	$—	$(282,618)	$199,453	$(83,165)
Written Options	Net Change in Unrealized Appreciation (Depreciation) on Option written	—	—	(6,673)	(6,673)
Swap Contracts	Net Change in Unrealized Appreciation (Depreciation) on Swap contracts	—	—	(1,117,199)	(1,117,199)
Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Forward currency contracts	—	660,290	—	660,290
Financial Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) on Financial futures contracts	(48,846)	(50,750)	(10,422,876)	(10,522,472)
Total Change in Appreciation (Depreciation)		$(48,846)	$326,922	$(11,347,295)	$(11,069,219)
5.   Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates
TIP’s board has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:
Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%
Fees paid for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2022, $287,952 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
TAS provides certain administrative services to the fund under a services agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2022, $23,904 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets. The costs for such services paid to TAS by the fund were $204,000 for the year ended December 31, 2022 and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2022, $687 remained payable and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Assets and Liabilities.
TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of $40,000 from MAF for the period ended for service as independent chair. Fees paid for such services are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2022, $10,000 remained payable and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Assets and Liabilities.
TIP’s board has approved money manager agreements with each of the money managers. Certain money managers will receive fees based in whole or in part on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fee terms during the year ended December 31, 2022 were as follows:
Assets-Based Schedules [a] All paid Monthly
Money Manager/Strategy	Minimum	Maximum	Breakpoints
Amundi Pioneer Institutional Asset Management, Inc. – Beta	0.02%	0.03%	YES
Fundsmith, LLP	0.90%	—	NO
Green Court Capital Management Limited	0.60%	0.90%	YES

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
Blended Asset-Based and Performance-Based Fee Schedules [b]
Asset-Based Portion – All Paid Monthly				Performance-Based Portion – All Paid Annually (unless otherwise noted)
Money Manager/ Strategy	Minimum (a)	Maximum (a)	Breakpoints	Benchmark/ Hurdle (b)	High Water Mark (or equivalent) (b)	Performance Fee	Performance Fee Cap (b)	Performance Measurement Period
AQR Capital Management – US	0.20%	—	—	Russell 1000 Total Return Index (net)	YES	14% (c)	—	Calendar Year
Centerbook Partners, LP	Blended rate between 1.15% and 0.25% (d)	1.15%	YES	MSCI All Country World Index	YES	10%-20% (c) (e)	—	Calendar Year, 50% deferred
Keel Capital AB	1.30%	—	—		YES	20% (c)	—	Calendar Year
Kopernik Global Investors, LLC	0.10%	—	—	MSCI All Country World Index (net)	YES	20% (c)	—	Calendar Year, 50% deferred
Mission Value Partners, LLC	0.50%	0.75%	YES	36 month blended hurdle of avg monthly change in Consumer Price Index x 12 + spread of 4% for months prior to April 1, 2019 and a flat 4.5%-5.5% thereafter	YES	10% (f)	1.00%	Rolling 36 months
NewGen Asset Management Limited	1.50%	—	—		YES	10% (c)	—	Calendar Year
Strategy Capital, LLC	Blended rate between 0.48% and 0.10% (g)	0.75%	YES	S&P 500 Index (net)	YES	10%-20% (c) (h)	—	Calendar Year
TB Alternative Assets Ltd	0.75%	—	—	Blend: 50% MSCI China Index and 50% CSI 300 Index	YES	15% (c)	—	Calendar Year

(a)
Fee schedules are based on assets under management, irrespective of performance. The fee rate is applied to average net assets.

(b)
The performance-based portion of the fee schedule is generally based on a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark, a performance fee cap, or the recovery of prior years’ losses, if any. Total returns are generally computed over rolling time periods of varying lengths and are in most cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the asset-based fee and/or performance-based fee applicable to the money manager’s account.

(c)
Performance-based fees earned on excess return (portfolio over benchmark or high water mark) expressed as a percentage of ending net assets for the performance period.

(d)
Asset based fee minimum rate is a blended rate between 1.15% and 0.25% based on manager assets as well as management contract year.

(e)
Performance-based fee earned on excess return and less the asset-based fee incurred during the performance period.

(f)
Performance-based fees earned on excess return (portfolio over benchmark) expressed as a percentage of average net assets.

(g)
Asset based fee minimum rate is a blended rate between 0.48% and 0.10% based on manager assets.

(h)
Performance fee rate based on average assets managed by Strategy Capital, LLC, excluding TIFF advised assets and assets of Strategy Capital, LLC and its affiliates.

Fees for such services paid to the individual money managers are reflected as money manager fees on the Statement of Operations. As of December 31, 2022, $894,318 remained payable and reflected as Money Manager fees on the Statement of Assets and Liabilities.
With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity through that entity’s NAV. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
6.   Fund Administration and Custody Agreement
Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration and custody fees on the Statement of Operations. As of December 31, 2022, $441,469 remained payable and reflected as fund administration and custody fees on the Statement of Assets and Liabilities.
7.   Investment Transactions
Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2022 were as follows:
	Purchases	Sales
Non-US Government Securities	$1,545,745,046	$1,581,575,174
US Government Securities	58,347,732	110,496,657
8.   Federal Tax Information
The cost of investments, the aggregate gross unrealized appreciation/(depreciation), and the net unrealized appreciation/ (depreciation) on investments at December 31, 2022, are as follows:
Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Investments
$133,565,297	$(277,472,912)	$(143,907,615)	$1,330,864,303
The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses, mark to market on derivatives, mark to market on passive foreign investment companies, partnerships, and tax adjustments related to holding offsetting positions such as constructive sales.
Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
During the year ended December 31, 2022, the fund made reclassifications between components that make up net assets primarily due to capital gains from foreign currency, swap income, passive foreign investment companies, dividend redesignations, and net operating loss reclass against short term capital gains.
At December 31, 2022, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, partnership income, passive foreign investment companies, financial futures transactions, constructive sales, and straddle deferral.
Undistributed Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
—	24,727,400	—	$(155,909,542)

(a)
Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.

The amount and character of tax basis distributions paid during the years ended December 31, 2022 and December 31, 2021 are detailed below.
2022				2021
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$5,413,077	$113,474,186	—	$118,887,263	$75,949,531	$150,471,260	$—	$226,420,791

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
9.   Repurchase and Reverse Repurchase Agreements
The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.
In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.
In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.
The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2022:
Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received*	Net Amount
Fixed Income Clearing Corp.	$82,672,850	$—	$(82,672,850)	$—
Total	$82,672,850	$—	$(82,672,850)	$—

*
Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

Please see Note 4, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.
10.   Securities Lending
In order to earn additional income, the fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the fund engages in securities lending, the portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the fund. Under the current arrangement, State Street will manage the portfolio’s collateral in accordance with the securities lending agency agreement between the fund and State Street and indemnify the fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities) at least equal at all times to the market value of the securities loaned. The fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The fund bears the risk of any loss on investment of cash collateral. The fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2022, the fund had securities on loan with an aggregate market value of $48,288,054; the total market value of collateral held by the fund was $50,352,884. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $39,159,072 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $11,193,812.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2022
11.   Capital Share Transactions
While there are no sales commissions (loads) or 12b-1 fees, MAF previously assessed entry and exit fees on capital invested or redeemed. These fees, which were paid to the fund directly, not to TAS or other vendors supplying services to the fund, were designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that could arise from a transacting member’s purchases, exchanges, and redemptions of MAF shares. These fees were originally designed to encourage investment only by members with a long-term investment horizon. Further, they were designed to discourage market timing or other inappropriate short-term trading by members. Based upon observed member purchase and redemption activity over many years, TAS and the TIP Board members determined that the entry and exit fees for MAF are no longer necessary to encourage investment only by members with a long-term investment horizon or to discourage market timing or other inappropriate short-term trading by members. Effective December 1, 2021, the entry and exit fees for MAF were eliminated entirely.
12.   Concentration of Risks
MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.
The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.
The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.
The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.
The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
The fund invests in small capitalization stocks. These investments may entail different risks than larger capitalizations stocks, including potentially lesser degrees of liquidity.
The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.
13.   Indemnifications
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
14.   Subsequent Events
Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Multi-Asset Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (constituting TIFF Investment Program, referred to hereafter as the “Fund”) as of December 31, 2022, the related statements of operations and cash flows for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 28, 2023
We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2022
Additional Information (Unaudited)
Proxy Voting Policy and Voting Record
A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.
Quarterly Reporting
TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. TIP’s Form N-PORT report is available on the website of the SEC at http://www.sec.gov.
Tax Information Notice
For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2022.
Qualified dividend income of $5,413,077 represents distributions paid from investment company taxable income for the year ended December 31, 2022, which may be subject to a maximum tax rate of 20%, for those members subject to federal income taxation on fund distributions, as provided for by the American Taxpayer Relief Act of 2012. The distributions paid represent the maximum amount that may be considered qualified dividend income.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2022
Index Descriptions
Bloomberg Barclays US Aggregate Bond Index. The Bloomberg Barclays US Aggregate Bond Index covers the US dollar-denominated, investment grade, fixed-rate, taxable bond market. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. This index is a component of the US Universal index in its entirety.
Consumer Price Index is based on the Consumer Price Index-All Urban Consumers (CPI- U), a widely recognized measure of US inflation that represents changes in the prices paid by consumers for a representative basket of goods and services.
CSI 300 Index tracks 300 stocks traded in the Shanghai and Shenzhen stock exchanges.
MSCI All Country World IndexSM is a free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the index to continue to reflect the primary home markets of the constituent countries. MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding tax thereafter.
MSCI China Index tracks large and mid-cap segments of the China equity universe across China H shares, B shares, P chips, and foreign listings and is comprised of 150 constituents.
MSCI EAFE Index tracks developed markets in Europe, Australia, and the Far East.
MSCI Emerging Markets Small Cap Index tracks small-capitalization companies whose market capitalization represents approximately the bottom 14% of the market capitalization of companies in the global emerging markets.
MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the US market. With 630 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.
Russell 1000 Index tracks the largest 1,000 US companies.
Russell 2000 Index (Russell 2000 Total Return Index) is a market capitalization weighted index that measures the performance of the small-cap segment of the US equity universe. The index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index (S&P 500 Total Return Index) includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.
S&P Midcap 400 index is designed to measure the performance of 400 mid-sized companies in the US, reflecting this market segment’s distinctive risk and return characteristics. Mid-cap exposure generally captures a phase in the typical corporate life cycle in which firms have successfully navigated the challenges specific to small companies, such as raising initial capital and managing early growth. At the same time, mid-caps tend to be quite dynamic and not so large that continued growth is unattainable. As a result, the mid-cap segment may offer aspects of the markets not covered by the large and small-cap worlds.

Governance
Trustees and Principal Officers (Unaudited)
The board of TIP comprises current or former senior officers of leading endowments and foundations. Among the responsibilities of the board are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.
Each trustee serves the fund until his or her termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Agreement and Declaration of Trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.
The Statement of Additional Information has additional information regarding the board. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov.
Independent Trustees
William F. McCalpin
Born 1957 Trustee since February 2008 Board Chair since 2008 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Chief Executive Officer, muun chi LLC, an organic food business (2022 − present); independent consultant (2019 – present); Chair of the Board of Trustees of The Janus Henderson Funds (2008 – 2022); Trustee of The Janus Henderson Funds (2002 – present) (oversees 50 portfolios). Formerly, Chief Operating Officer, muun chi LLC (2020 − 2022); Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent, registered advisor (2016 – 2019); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – 2016); and Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation, 1998 – 2006).
Other Directorships: Formerly, Director of F.B. Heron Foundation (2006 – 2022); formerly, Director of Mutual Fund Directors Forum (2016 – 2021).

Mark L. Baumgartner
Born 1969 Trustee since September 2016 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, Carnegie Corporation of New York, a private grant-making foundation (2020 – present). Previously, Chief Investment Officer, Institute for Advanced Study, a private, independent academic institution (2014 – 2020).
Other Directorships: YMCA Retirement Fund; Scientific Technologies Ltd.

Mai-Anh Fox
Born 1970 Trustee since September 2020 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Chief Financial Officer, The Ford Foundation, an independent, non-profit grant-making organization (2010 – present).
Other Directorships: Proteus Fund, Inc.; 92Y Women in Power Fellowship Program (Mentor).

Jennifer E. Deger
Born 1967 Trustee since January 2022 1 fund overseen
Principal Occupation(s) During the Past Five Years:
Director of Finance and Global Controller, Bill & Melinda Gates Foundation, a private grant-making foundation (2006 – present).
Other Directorships: Foundation Finance Officers Group.

Governance
Trustees and Principal Officers (Unaudited)
Principal Officers
Clarence Kane Brenan
Born 1968 CEO since July 2020
Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc. (July 2020 – present) ; President, TIFF
Investment Program (July 2020 – March 2021). Partner, Global Head, and Co- CIO of the Global Portfolio Solutions (GPS) group, among other positions, Goldman Sachs (1998 – 2020).

Jay L. Willoughby
Born 1958 Chief Investment Officer since October 2015	Principal Occupation(s) During the Past Five Years: Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present).
Katherine M. Billings
Born 1980 CFO and Treasurer since July 2017	Principal Occupation(s) During the Past Five Years: Vice President and Treasurer, TIFF Advisory Services, Inc. (2017 – present).
Lisa L.B. Matson
Born 1970 Vice President since December 2020
Principal Occupation(s) During the Past Five Years:
General Counsel, Vice President and Secretary, TIFF Advisory Services, Inc. (2020 – present) ; Vice President, TIFF Investment Program (December 2020 –  present). General Counsel, Chief Legal Officer, and Senior Partner, Penn Capital Management Company, Inc. (2014 – 2020).

Zane T. Hamid
Born 1981 Vice President since December 2017	Principal Occupation(s) During the Past Five Years: Vice President and Head of Fund Operations (2017 – present).
Christian A. Szautner
Born 1972 CCO since July 2008; Vice President, Secretary, and Chief Legal Officer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President, Chief Compliance Officer, Anti-Money Laundering Officer; Assistant Secretary (2017 – present); General Counsel — Regulatory (2017 – 2021), TIFF Advisory Services, Inc.

Robert J. Zion
Born 1961 President since March 2021; Assistant Treasurer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Chief Operating Officer, TIFF Advisory Services, Inc.
(March 2017 – present); President and Assistant Treasurer, TIFF Investment Program (March 2021 – present); Vice President, TIFF Investment Program (March 2017 – March 2021).

TIFF Investment Program
MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS
TIFF Multi-Asset Fund
Amundi Pioneer Asset Management US, Inc.
AQR Capital Management, LLC
Canyon Capital Advisors LLC (AF)
Centerbook Partners, LP
Eversept Partners, LP (AF)
Farallon Capital Management, LLC (AF)**
Fundsmith, LLP
Green Court Capital Management Limited
Helikon Investments Limited (AF)
Honeycomb Asset Management LP (AF)
Keel Capital AB
Kopernik Global Investors, LLC
Mission Value Partners, LLC
Neo Ivy Capital Management, LLC (AF)
NewGen Asset Management Limited
Northwest Investment Management (Hong Kong) Limited (AF)
QVT Financial LP (AF)**
Radcliffe Capital Management, LP (AF)*
Strategy Capital, LLC
TB Alternative Assets Ltd. (“Trustbridge”)
TIFF Advisory Services, Inc.
Voloridge Investment Management, LLC (AF)
ADVISOR
TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone     610-684-8200
fax         610-684-8210
CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210
FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101
FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Suite 1800
Philadelphia, PA 19103

*
Manager is no longer managing assets for the fund at December 31, 2022.

**
Represents a residual investment with an acquired fund manager that was previously fully redeemed.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting https://www.tipfunds.org/files/prospectus_and_disclosures/Prospectus.pdf. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2022, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has several audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Jennifer Deger and Mai-Anh Fox, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, PricewaterhouseCoopers LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2022 and 2021 were $160,970 and $153,400.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. No such fees were billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal years ended December 31, 2022 or 2021.

(c)	TAX FEES: No such fees were billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal year ended December 31, 2022. The aggregate fees billed to the Registrant for professional services rendered by PricewaterhouseCoopers LLP, for the fiscal year December 31, 2021 was $81,238. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2022 or 2021.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2) Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2022 and 2021 were $152,444 and $221,763.

(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Clarence Kane Brenan
Clarence Kane Brenan, Chief Executive Officer

Date	February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Clarence Kane Brenan
Clarence Kane Brenan, Chief Executive Officer

Date	February 28, 2023

By (Signature and Title)	/s/ Katherine M. Billings
Katherine M. Billings, Treasurer and Chief Financial Officer

Date	February 28, 2023